UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22023

Nuveen Managed Accounts Portfolios Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: July 31

Date of reporting period: January 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Fund

Nuveen Managed Accounts Portfolios Trust

Designed to provide dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Semi-Annual Report

January 31, 2011

Fund Name	Ticker Symbol
Municipal Total Return Managed Accounts Portfolio	NMTRX

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Fund’s investment adviser, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, LLC, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp – the parent of FAF Advisors – received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long term investment business of FAF Advisors, including investment-management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of this Fund. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $197 billion of assets as of December 31, 2010.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

In 2010, the global economy recorded another year of recovery from the financial and economic crises of 2008, but many of the factors that caused the downturn still weigh on the prospects for continued improvement. In the U.S., ongoing weakness in housing values has put pressure on homeowners and mortgage lenders. Similarly, the strong earnings recovery for corporations and banks is only slowly being translated into increased hiring or more active lending. Globally, deleveraging by private and public borrowers has inhibited economic growth and that process is far from complete.

Encouragingly, constructive actions are being taken by governments around the world to deal with economic issues. In the U.S., the recent passage of a stimulatory tax bill relieved some of the pressure on the Federal Reserve to promote economic expansion through quantitative easing and offers the promise of sustained economic growth. A number of European governments are undertaking programs that could significantly reduce their budget deficits. Governments across the emerging markets are implementing various steps to deal with global capital flows without undermining international trade and investment.

The success of these government actions could determine whether 2011 brings further economic recovery and financial market progress. One risk associated with the extraordinary efforts to strengthen U.S. economic growth is that the debt of the U.S. government will continue to grow to unprecedented levels. Another risk is that over time there could be inflationary pressures on asset values in the U.S. and abroad, because what happens in the U.S. impacts the rest of the world economy. Also, these various actions are being taken in a setting of heightened global economic uncertainty, primarily about supplies of energy and other critical commodities. In this challenging environment, your Nuveen investment team continues to seek sustainable investment opportunities and to remain alert to potential risks in a recovery still facing many headwinds. On your behalf, we monitor their activities to assure they maintain their investment disciplines.

As you will note elsewhere in this report, on December 31, 2010, Nuveen Investments completed a strategic combination with FAF Advisors, Inc., the manager of the First American Funds. The combination adds highly respected and distinct investment teams to meet the needs of investors and their advisors and is designed to benefit all fund shareholders by creating a fund organization with the potential for further economies of scale and the ability to draw from even greater talent and expertise to meet those investor needs.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

March 24, 2011

4	Nuveen Investments

Portfolio Manager’s Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Portfolio disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings denotes the highest rating assigned by a Nationally Recognized Statistical Rating Organization (NRSRO) such as Standard & Poor’s, Moody’s or Fitch. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below investment grade. Holdings and ratings may change over time.

This Portfolio was developed exclusively for use within Nuveen-sponsored separately managed accounts. It enables certain Nuveen municipal separately managed account investors to achieve greater diversification and return potential than otherwise might be achievable.

The Portfolio is managed by Marty Doyle, CFA, who has 20 years of investment experience and has managed the Portfolio since its inception in 2007. Here Marty discusses, the Portfolio’s investment strategy and its performance over the six-month period ended January 31, 2011.

How did the Portfolio perform during the six-month period ended January 31, 2011? What strategies were used to manage the Portfolio during the reporting period and how did these strategies influence performance?

The Municipal Total Return Managed Accounts Portfolio underperformed the Barclays Capital 7-Year Municipal Bond Index during the six-month reporting period. The table on page six provides performance information for the six-month, one-year and since inception periods ended January 31, 2011.

The Portfolio uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return. The Portfolio invests in various types of municipal securities, including investment grade (rated BBB/Baa or better), below investment grade (rated BB/Ba or lower), high yield, and unrated municipal securities. The Portfolio focuses on securities with intermediate to longer-term maturities. This investment strategy did not change during the reporting period.

Cognizant of the fragility of the financial system, in the fall of 2010 the Federal Reserve announced a second round of quantitative easing designed to help stimulate increased economic growth. Coupled with quantitative easing came signs of stronger global growth and higher inflation expectations. This led to a large sell-off in fixed-income investments, especially in the United States. The Portfolio’s relatively longer duration detracted from performance compared with its benchmark for the reporting period.

One factor that contributed to positive performance was the Portfolio’s diversified yield curve positioning. We increased the Portfolio’s exposure to mid-grade (A and BBB rated) bonds. Additionally, we added to the Portfolio’s high yield exposure, which enhanced the Portfolio’s relative performance as well. Throughout the period, we have gradually increased our exposure to longer duration securities and improved call protection to increase the Portfolio’s income component and long-term return prospects. These strategies enhanced relative performance by utilizing a steep yield curve and replacing older investments that were called or matured.

Nuveen Investments	5

*	Since inception returns are from 5/31/07.

1	The Barclays Capital 7-Year Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds with maturity dates of approximately seven years. The index returns assume reinvestment of dividends and distributions, but do not reflect any initial or ongoing expenses. An index is not available for direct investment.

Class A Shares – Average Annual Total Returns as of 1/31/11

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception*
Municipal Total Return Managed Accounts Portfolio	-3.37%	1.28%	4.19%
Barclays Capital 7-Year Municipal Bond Index[1]	-0.99%	3.29%	5.67%

Six-month returns are cumulative; all other returns are annualized.

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Fund shares have no sales charge. The Adviser does not charge any investment advisory or administrative fees directly to the Portfolio and has also agreed irrevocably to waive all fees and pay or reimburse all expenses of the Portfolio; see Footnote 7—Management Fees and Other Transactions with Affiliate for more information. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Please see the Portfolio’s Fund Spotlight Page for more complete performance data and expense ratios.

6	Nuveen Investments

Fund Spotlight as of 1/31/11 Municipal Total Return Managed Accounts Portfolio

Quick Facts

Net Asset Value (NAV)	$9.72
Latest Dividend[1]	$.0468
Latest Capital Gain Distribution[2]	$.0733
Latest Ordinary Income Distribution[3]	$.0215
Inception Date	5/31/07

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Fund shares have no sales charge. The Fund is a specialized municipal bond portfolio developed exclusively for use within Nuveen-sponsored separately managed accounts. Returns reflect an expense limitation from the Fund’s investment adviser.

Average Annual Total Returns as of 1/31/11

NAV
1-Year	1.28%
Since Inception	4.19%

Average Annual Total Returns as of 12/31/10

NAV
1-Year	3.39%
Since Inception	4.65%

Tax-Free Yields

NAV
Dividend Yield[4]	5.78%
SEC 30-Day Yield[4]	5.66%
Taxable-Equivalent Yield[5]	7.86%

Expense Ratios
	Gross Expense Ratio	Net Expense Ratio
	0.17%	0.00%

The expense ratios shown factor in Total Annual Fund Operating Expenses. The Adviser has agreed irrevocably during the existence of the Fund to waive all fees and pay or reimburse all expenses of the Fund, except for interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses. The expense ratios are those shown in the most recent Fund prospectus.

Bond Credit Quality6

Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

Net Assets ($000)	$152,974

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid February 1, 2011. This is the latest monthly tax-exempt dividend declared during the period covered by this report.

2	Paid December 3, 2010. Capital gains are subject to federal taxation.

3	Ordinary income distribution consists of short-term capital gains paid on December 3, 2010, if any. Ordinary income is subject to federal taxation.

4	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a federal income tax rate of 28%.

6	As a percentage of total long-term investments as of January 31, 2011. Holdings are subject to change.

Nuveen Investments	7

Fund Spotlight (continued) as of 1/31/11 Municipal Total Return Managed Accounts Portfolio

States[1]
California	13.6%
Illinois	12.2%
Pennsylvania	7.2%
Texas	6.8%
Florida	5.8%
New York	4.3%
Indiana	3.4%
North Carolina	3.2%
Colorado	2.9%
Wisconsin	2.8%
Missouri	2.6%
New Jersey	2.2%
Washington	2.0%
Rhode Island	2.0%
Georgia	2.0%
Nevada	1.9%
Virgin Islands	1.9%
Arizona	1.8%
Michigan	1.7%
Idaho	1.4%
Ohio	1.4%
Tennessee	1.3%
Maryland	1.3%
Other	14.3%

Portfolio Composition[1]
Tax Obligation/Limited	18.8%
Tax Obligation/General	17.1%
Education and Civic Organizations	15.3%
Health Care	14.9%
Water and Sewer	9.1%
Transportation	7.8%
Utilities	6.2%
Other	10.8%

1	As a percentage of total investments as of January 31, 2011. Holdings are subject to change.

Risk Considerations

The principal risks of investing in the portfolio are market risk or the risk that bonds in the portfolio will decline in value; credit risk which is the risk that an issuer of a municipal bond may be unable to make interest and principal payments when due; and interest rate risk which is the risk that the value of the portfolio will decline because of rising interest rates. Credit risk is heightened for below investment grade bonds which are commonly referred to as “high-yield” bonds.

8	Nuveen Investments

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

		Hypothetical Performance
	Actual Performance	(5% annualized return before expenses)
Beginning Account Value (8/01/10)	$1,000.00	$1,000.00
Ending Account Value (1/31/11)	$966.30	$1,025.21
Expenses Incurred During Period	$—	$—

Expenses are equal to the Fund’s annualized net expense ratio of 0.00% for the six-month period.

Nuveen Investments	9

Portfolio of Investments (Unaudited)

Municipal Total Return Managed Accounts Portfolio

January 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Alabama – 0.9%

$850	Alabama State Board of Education, Revenue Bonds, Faulkner State Community College, Series 2009, 6.125%, 10/01/28	10/18 at 100.00	A1		$895,008

540	Gadsden, Alabama, General Obligation Warrants, Series 2005, 5.000%, 3/01/19 – AMBAC Insured	No Opt. Call	N/R		558,895
1,390	Total Alabama				1,453,903
	Alaska – 0.5%

145	Alaska Municipal Bond Bank Authority, General Obligation Bonds, Series 2006-2, 5.500%, 12/01/21 – NPFG Insured (Alternative Minimum Tax)	12/16 at 100.00	Aa2		148,376

770	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 4.625%, 6/01/23	6/14 at 100.00	Baa3		673,096
915	Total Alaska				821,472
	Arizona – 1.8%

1,195	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%, 4/01/25 (Pre-refunded 4/01/24)	4/24 at 100.00	N/R	(4)	1,247,747

1,000	Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza, Series 2005B, 0.000%, 7/01/28 – FGIC Insured	No Opt. Call	AA+		902,590

500	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Tender Option Bond Trust 10-9W, 16.979%, 1/01/38 (IF)	1/18 at 100.00	Aa1		466,500

85	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.500%, 12/01/17 (Alternative Minimum Tax)	No Opt. Call	N/R		80,730
2,780	Total Arizona				2,697,567
	Arkansas – 0.7%

1,000	Benton, Arkansas, Public Utility Revenue Bonds, Series 2006, 5.000%, 9/01/21 – AMBAC Insured	3/17 at 100.00	N/R		1,050,630
	California – 13.0%

500	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, Casa de Lad Campanas, Series 2010, 6.000%, 9/01/37	9/20 at 100.00	A–		477,025

500	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Tender Option Bond Trust 3144, 18.942%, 10/01/16 (IF)	No Opt. Call	AA+		519,320

100	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanente System, Series 1993A, 5.400%, 5/01/28 (ETM)	5/11 at 100.00	AAA		100,341

1,500	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2010A, 5.500%, 7/01/30	7/20 at 100.00	Baa1		1,355,670

1,200	California State Department of Veteran Affairs, Home Purchase Revenue Bonds, Series 2007B, 5.150%, 12/01/27 (Alternative Minimum Tax)	12/16 at 100.00	AA		1,082,736

575	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Series 2009H, 5.500%, 11/01/27	11/19 at 100.00	A2		553,340

1,000	California State, General Obligation Bonds, Various Purpose Series 2009, 6.500%, 4/01/33	4/19 at 100.00	A1		1,060,260

720	California, Various Purpose General Obligation Bonds, Series 1997, 5.625%, 10/01/21 – BHAC Insured	4/11 at 100.00	AA+		724,630

1,000	Gilroy Unified School District, Santa Clara County, California, General Obligation Bonds, Series 2009A, 6.000%, 8/01/25 – AGC Insured	No Opt. Call	AA+		1,090,160

1,100	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/17	6/11 at 100.00	A2		1,094,038

1,000	Long Beach, California, Harbor Revenue Bonds, Series 2005A, 5.000%, 5/15/23 – NPFG Insured (Alternative Minimum Tax)	5/15 at 100.00	AA		980,240

1,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Series 2009A, 5.250%, 5/15/29	5/19 at 100.00	AA		999,920

10	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$500	Murrieta, California, Special Tax Bonds, Community Facilities District 2003-3, Creekside Village Improvement Area 1, Series 2005, 5.200%, 9/01/35	9/12 at 100.00	N/R	$380,815

1,000	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation, Parcel Tax Secured Financing Program, Series 2010, 7.500%, 4/01/35	No Opt. Call	BB	945,710

1,000	Palo Alto Unified School District, Santa Clara County, California, General Obligation Bonds, Capital Appreciation Series 2008, 0.000%, 8/01/26	No Opt. Call	AAA	399,990

1,000	Peralta Community College District, Alameda County, California, General Obligation Bonds, Series 2004C, 5.500%, 8/01/24 – NPFG Insured	8/12 at 102.00	Aa2	1,065,320

850	Public Utilities Commission of the City and County of San Francisco, California, Water Revenue Bonds, Series 2006A, 5.000%, 11/01/25 – AGM Insured	5/16 at 100.00	AA+	860,022

1,000	San Gorgonio Memorial Healthcare District,Riverside County, California, General Obligation Bonds, Series 2009C, 7.000%, 8/01/27	8/17 at 100.00	A3	1,059,780

1,500	San Mateo County Joint Powers Financing Authority, California, Lease Revenue Refunding Bonds, Capital Projects, Series 2009A, 5.250%, 7/15/25	1/20 at 100.00	AA+	1,502,082

1,275	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 – AMBAC Insured	12/17 at 100.00	AA–	1,107,376

2,000	Santa Monica Community College District, Los Angeles County, California, Certificates of Participation, Refunding Series 2004A, 5.000%, 2/01/27 – AMBAC Insured	2/14 at 100.00	N/R	1,765,117

750	Western Municipal Water District Facilities Authority, California, Water Revenue Bonds, Series 2009B, 5.000%, 10/01/34	10/19 at 100.00	AA+	727,178
21,070	Total California			19,851,070
	Colorado – 2.7%

1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Longterm Care National Obligated Group Project, Series 2010A, 5.250%, 11/15/20	No Opt. Call	N/R	943,850

500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2008, 5.750%, 5/15/36	5/18 at 100.00	BBB	451,980

75	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Yampa Valley Medical Center, Series 2007, 5.000%, 9/15/15	No Opt. Call	BBB	78,239

300	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007B-1, 5.500%, 9/01/24 – NPFG Insured	9/15 at 100.00	Baa1	294,447

535	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R	503,783

500	Fossil Ridge Metropolitan District 1, Lakewood, Colorado, Tax-Supported Revenue Bonds, Refunding Series 2010, 7.250%, 12/01/40	12/20 at 100.00	N/R	463,395

1,000	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.500%, 1/15/30	7/20 at 100.00	Baa3	991,360

500	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R	465,085
4,410	Total Colorado			4,192,139
	Connecticut – 0.5%

670	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2009, Trust 3363, 13.459%, 7/01/16 (IF)	No Opt. Call	AAA	692,298
	District of Columbia – 0.3%

450	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.750%, 5/15/40	5/11 at 101.00	BBB	422,240
	Florida – 5.6%

1,500	Bay County School Board, Florida, Certificates of Participation Master Lease Program Series 2007A, 5.000%, 7/01/24 – AMBAC Insured	7/17 at 100.00	Aa3	1,460,622

Nuveen Investments	11

Portfolio of Investments (Unaudited)

Municipal Total Return Managed Accounts Portfolio (continued)

January 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,440	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2010A, 5.250%, 9/01/30	No Opt. Call	BBB	$1,110,067

25	Beacon Lakes Community Development District, Florida, Special Assessment Bonds, Series 2007A, 6.000%, 5/01/38	5/17 at 100.00	N/R	20,521

25	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007-A1, 5.750%, 5/01/37	5/17 at 100.00	N/R	17,235

200	Brevard County, Florida, North Brevard Recreation Special District, Limited Ad Valorem Tax Bonds, Parks and Recreation Program, Series 2007, 5.625%, 7/01/15 – AMBAC Insured	No Opt. Call	N/R	210,672

	Brevard County, Florida, South Brevard Recreation Special District, Limited Ad Valorem Tax Bonds, Parks and Recreation Program, Series 2007:
1,035	5.000%, 7/01/13 – AMBAC Insured	No Opt. Call	N/R	1,066,185
360	5.000%, 7/01/22 – AMBAC Insured	No Opt. Call	N/R	340,344

500	Crystal River, Florida, Water and Sewer Revenue Bonds, Refunding & Improvement Series 2002, 5.000%, 10/01/25 – AMBAC Insured	10/12 at 100.00	N/R	473,090

750	Florida Board of Education, Lottery Revenue Bonds, Series 2006A, 5.000%, 7/01/21 – AMBAC Insured	7/15 at 101.00	AAA	787,448

385	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2008-1, 6.450%, 1/01/39 (Alternative Minimum Tax)	7/17 at 100.00	AA+	412,770

885	Gulf Breeze, Florida, Revenue Improvement Non-Ad Valorem Bonds, Series 2007, 5.000%, 12/01/32 – AMBAC Insured	12/17 at 100.00	N/R	731,939

250	Levy County, Florida, School Board Certificates of Participation, Series 2005, 3.125%, 7/01/11 – AMBAC Insured	No Opt. Call	N/R	251,855

1,000	Miami-Dade County Health Facility Authority, Florida, Hospital Revenue Bonds, Miami Children’s Hospital, Series 2010A, 5.250%, 8/01/21	8/20 at 100.00	A	996,010

60	Okaloosa County Gas District, Florida, Gas System Revenue Bonds, Series 2005A, 4.400%, 10/01/29 – AMBAC Insured	10/14 at 100.00	A+	54,186

500	Sanibel, Florida, General Obligaiton Bonds, Series 2006, 4.350%, 2/01/36 – AMBAC Insured	8/16 at 100.00	N/R	464,625

75	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 144A, 5.750%, 10/01/22	10/17 at 100.00	BBB–	70,576

75	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2007, 6.375%, 5/01/17	No Opt. Call	N/R	61,751
9,065	Total Florida			8,529,896
	Georgia – 1.9%

650	Atlanta Development Authority, Georgia, Educational Facilities Revenue Bonds, Science Park LLC Project, Series 2007, 5.250%, 7/01/27	7/17 at 100.00	Aa3	649,259

	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009A:
500	6.000%, 11/01/22	11/19 at 100.00	A1	548,970
500	6.000%, 11/01/24	11/19 at 100.00	A1	537,165

500	La Grange-Troup County Hospital Authority, Georgia, Revenue Anticipation Certificates, Series 2008A, 5.500%, 7/01/38	7/18 at 100.00	Aa2	471,020

750	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University, Series 2008C, 5.000%, 9/01/38	9/18 at 100.00	AA	737,295
2,900	Total Georgia			2,943,709
	Guam – 0.9%

1,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 4.500%, 7/01/18	No Opt. Call	Ba2	954,250

410	Guam Government, General Obligation Bonds, 2009 Series A, 5.750%, 11/15/14	No Opt. Call	B+	425,613
1,410	Total Guam			1,379,863

12	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Hawaii – 0.8%

$1,500	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian Electric Company Inc., Refunding Series 2007B, 4.600%, 5/01/26 – FGIC Insured (Alternative Minimum Tax)	No Opt. Call	Baa1	$1,257,480
	Idaho – 1.3%

750	Boise-Kuna Irrigation District, Ada and Canyon Counties, Idaho, Arrowrock Hydroelectric Project Revenue Bonds, Series 2008, 7.375%, 6/01/34	6/18 at 100.00	A3	808,763

1,000	Idaho Housing and Finance Association, Economic Development Facilities Recovery Zone Revenue Bonds, TDF Facilities Project, Series 2010A, 6.500%, 2/01/26	2/21 at 100.00	A	991,510

255	Idaho Housing and Finance Association, Single Family Mortgage Revenue Bonds, Series 2008A-1, 6.250%, 7/01/38 (Alternative Minimum Tax)	1/17 at 100.00	Aaa	267,521
2,005	Total Idaho			2,067,794
	Illinois – 11.7%

1,000	Berwyn, Illinois, General Obligation Bonds, Refunding Series 2004, 5.000%, 12/01/13 – AMBAC Insured	No Opt. Call	N/R	1,061,760

1,000	Bourbonnais, Illinois, Industrial Project Revenue Bonds, Olivet Nazarene University Project, Series 2010, 6.000%, 11/01/35	11/20 at 100.00	BBB	971,050

1,085	Chicago State University, Illinois, Auxiliary Facilities System Revenue Bonds, Series 1998, 5.500%, 12/01/23 – NPFG Insured	No Opt. Call	Baa1	1,093,658

500	Chicago, Illinois, Second Lien General Airport Revenue Refunding Bonds, O’Hare International Airport, Series 1999, 5.500%, 1/01/16 – AMBAC Insured (Alternative Minimum Tax)	7/11 at 100.50	AA	503,915

500	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	BB–	500,400

750	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Series 2008B, 5.500%, 8/15/21	8/18 at 100.00	A–	776,633

650	Illinois Finance Authority, Revenue Bonds, Elmhurst Memorial Healthcare, Series 2008A, 5.625%, 1/01/37	1/18 at 100.00	Baa1	549,868

1,000	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 6.250%, 2/01/19	No Opt. Call	Baa3	955,230

1,000	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39	5/20 at 100.00	A	918,680

700	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A, 6.000%, 8/15/23	8/18 at 100.00	BBB	708,428

665	Illinois Health Facilities Authority, Revenue Refunding Bonds, Elmhurst Memorial Healthcare, Series 2002, 6.250%, 1/01/17	1/13 at 100.00	Baa1	677,788

715	Markham, Cook County, Illinois, General Obligation Bonds, Library Purpose Series 2005B, 5.250%, 1/01/18 – RAAI Insured	No Opt. Call	N/R	735,585

	Markham, Illinois, General Obligation Bonds, Series 2008A:
535	4.750%, 2/01/17	No Opt. Call	BBB	530,870
405	4.750%, 2/01/18	No Opt. Call	BBB	395,114
400	6.000%, 2/01/25	2/18 at 100.00	BBB	384,636

1,220	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 5.250%, 6/15/42 – NPFG Insured	6/12 at 101.00	AAA	1,106,381

500	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Hospitality Facility, Series 1996A, 7.000%, 7/01/26 (ETM)	No Opt. Call	AAA	640,730

1,250	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010, 5.000%, 6/01/18	No Opt. Call	A	1,234,075

250	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1991, 6.700%, 11/01/21 – FGIC Insured	No Opt. Call	AA	288,663

250	Saint Clair County High School District 203, O’Fallon, Illinois, General Obligation Bonds, Series 2007, 5.750%, 12/01/26 – AMBAC Insured	12/17 at 100.00	A+	261,458

Nuveen Investments	13

Portfolio of Investments (Unaudited)

Municipal Total Return Managed Accounts Portfolio (continued)

January 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$750	Southwestern Illinois Development Authority, Local Goverment Program Bonds, St. Clair County Community Unit School District 19 Mascoutah, Series 2009, 5.750%, 2/01/29 – AGC Insured	No Opt. Call	AA+	$791,018

1,290	Sugar Grove, Kane County, Illinois, General Obligation Water & Sewer Alternate Revenue Refunding Bonds, Series 2006, 4.500%, 5/01/21 – SYNCORA GTY Insured	5/14 at 100.00	N/R	1,291,471

1,060	Tazewell County School District 51, Illinois, General Obligation Bonds, Series 2007, 9.000%, 12/01/26 – FGIC Insured	No Opt. Call	A1	1,456,991
17,475	Total Illinois			17,834,402
	Indiana – 3.3%

250	Central Nine Career Charter School Building Corporation, Indiana, General Obligation Bonds, Series 2007, 5.500%, 1/15/17	No Opt. Call	A	273,710

1,000	Fishers Redevelopment District, Indiana, General Obligation Bonds, Saxony Project Series 2009, 5.250%, 7/15/34	1/20 at 100.00	AA	937,240

940	Hendricks County, Indiana, Redevelopment District Tax Increment Revenue Bonds, Refunding Series 2010B, 6.450%, 1/01/23	1/16 at 100.00	Baa2	940,949

525	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 7.000%, 10/01/39	10/19 at 100.00	BBB–	497,700

1,000	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Union Hospital, Series 1993, 5.125%, 9/01/18 – NPFG Insured	3/11 at 100.00	Baa1	1,000,060

250	Merrillville Multi-School Building Corporation, Lake County, Indiana, First Mortgage Revenue Bonds, Series 2008, 5.250%, 7/15/22	1/18 at 100.00	A+	259,543

855	Portage Redevelopment District, Indiana, Tax Increment Revenue Bonds, Series 2008, 5.250%, 1/15/19 – CIFG Insured	1/18 at 100.00	A	879,487

75	Portage, Indiana, Revenue Bonds, Series 2006, 5.000%, 7/15/23	7/16 at 100.00	A	71,001

100	Tri-Creek Middle School Building Corporation, Indiana, First Mortgage Bonds, Series 2008, 6.000%, 1/15/16 – AGM Insured	No Opt. Call	AA+	116,303
4,995	Total Indiana			4,975,993
	Iowa – 0.8%

745	Des Moines, Iowa, Aviation System Revenue Bonds, Refunding Capital Loan Notes Series 2010B, 5.750%, 6/01/33 – AGM Insured (Alternative Minimum Tax)	6/20 at 100.00	AA+	715,543

495	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.250%, 7/01/12	No Opt. Call	BB+	489,872
1,240	Total Iowa			1,205,415
	Kansas – 0.5%

750	Kansas State Independent College Finance Authority, Revenue Anticipation Notes, Private Education Short-Term Loan Program, Series 2010F, 5.500%, 5/01/11	No Opt. Call	N/R	750,863
	Kentucky – 0.3%

500	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 5.750%, 12/01/28 – AGC Insured	6/18 at 100.00	AA+	514,555
	Louisiana – 0.3%

430	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	5/11 at 101.00	A–	392,280
	Maryland – 1.2%

750	Maryland Health and Higher Educational Facilities Authority, Parking Facilities Revenue Bonds, Johns Hopkins Medical Institution, Series 2004B, 5.000%, 7/01/15 – AMBAC Insured	1/15 at 100.00	N/R	815,438

14	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maryland (continued)

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Civista Medical Center, Series 2005:
$155	4.000%, 7/01/17 – RAAI Insured	7/14 at 100.00	N/R	$144,555
1,275	5.000%, 7/01/37 – RAAI Insured	7/14 at 100.00	N/R	945,464
2,180	Total Maryland			1,905,457
	Massachusetts – 1.1%

750	Massachusetts Development Finance Agency, Revenue Bonds, The Sabis International Charter School, Series 2009A, 8.000%, 4/15/31	10/19 at 100.00	BBB	811,358

300	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Quincy Medical Center Issue, Series 2008A, 6.250%, 1/15/28	1/18 at 100.00	N/R	255,786

535	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Tender Option Bond Trust 2010-20W, 13.253%, 12/15/34 (IF)	12/19 at 100.00	AAA	568,935
1,585	Total Massachusetts			1,636,079
	Michigan – 1.0%

475	Grand Rapids Economic Development Corporation, Michigan, Limited Obligation Recovery Zone Facility Revenue Bonds, Ferris State University Project, Series 2010A, 5.000%, 10/01/23	No Opt. Call	A	458,328

750	Michigan Higher Education Facilities Authority, Limited Obligation Revenue Bonds, Alma College Project, Series 2008, 5.500%, 6/01/28	6/18 at 100.00	A3	747,450

80	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2001I, 4.750%, 10/15/25	4/11 at 100.00	A+	77,042

300	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	Baa3	264,777
1,605	Total Michigan			1,547,597
	Minnesota – 1.1%

105	Glencoe, Minnesota, Health Care Facilities Revenue Bonds, Glencoe Regional Health Services Project, Series 2005, 4.150%, 4/01/12	No Opt. Call	BBB	106,825

500	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Olmsted Medical Center Project, Series 2010, 3.750%, 7/01/15	No Opt. Call	N/R	501,625

1,015	St. Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc., Refunding Series 1997A, 5.700%, 11/01/15 – ACA Insured	2/11 at 100.00	BB+	1,011,153
1,620	Total Minnesota			1,619,603
	Missouri – 2.4%

1,000	Carroll County Public Water Supply District 1, Missouri, Water System Revenue Bonds, Refunding Series 2009, 5.625%, 3/01/34	3/18 at 100.00	A	1,005,450

900	Hannibal Industrial Development Authority, Missouri, Health Facilities Refunding Revenue Bonds, Hannibal Regional Hospital, Refunding Series 2010, 5.500%, 9/01/20	9/13 at 100.00	BBB+	911,313

1,000	Missouri Development Finance Board, Independence, Infrastructure Facilities Revenue Bonds, Water System Improvement Projects, Series 2009C, 5.750%, 11/01/29	No Opt. Call	A	1,003,570

600	Missouri Development Finance Board, Infrastructure Facilities Leasehold Revenue Bonds, Independence Electric System Projects, Series 2009D, 5.750%, 6/01/34	No Opt. Call	A	585,648

287	Saint Louis, Missouri, Tax Increment Financing Revenue Notes, Marquette Building Redevelopment Project, Series 2008-A, 6.500%, 1/23/28	No Opt. Call	N/R	239,260
3,787	Total Missouri			3,745,241
	Nebraska – 0.3%

500	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Refunding Bonds, Children’s Hospital Obligated Group, Series 2008B, 6.125%, 8/15/31	8/17 at 100.00	A2	511,450

Nuveen Investments	15

Portfolio of Investments (Unaudited)

Municipal Total Return Managed Accounts Portfolio (continued)

January 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nevada – 1.8%

$815	Clark County, Nevada, Subordinate Lien Airport Revenue Bonds, Series 2007A1, 5.000%, 7/01/19 – AMBAC Insured (Alternative Minimum Tax)	7/17 at 100.00	Aa3	$830,681

	North Las Vegas, Nevada, General Obligation Bonds, Series 2006:
1,000	5.000%, 5/01/28 – NPFG Insured	5/16 at 100.00	Aa2	971,780
1,000	5.000%, 5/01/30 – NPFG Insured	No Opt. Call	Aa2	941,000

100	Sparks Local Improvement District 3, Legends at Sparks Marina, Nevada, Limited Obligation Improvement Bonds, Series 2008, 6.750%, 9/01/27	9/18 at 100.00	N/R	87,791
2,915	Total Nevada			2,831,252
	New Jersey – 2.1%

	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2004:
750	5.250%, 12/01/18 – AMBAC Insured	12/14 at 100.00	N/R	783,240
500	5.250%, 12/01/20 – AMBAC Insured	12/14 at 100.00	N/R	513,125

1,000	New Jersey Health Care Facilities Financing Authority, Trinitas Hospital Obligated Group, Refunding Series 2007B, 4.800%, 7/01/13	No Opt. Call	BBB–	1,005,620

50	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2007U, 5.000%, 10/01/37 (Alternative Minimum Tax)	4/17 at 100.00	AA	45,997

805	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2008X, 5.000%, 4/01/17 (Alternative Minimum Tax)	No Opt. Call	AA	828,603
3,105	Total New Jersey			3,176,585
	New Mexico – 0.5%

500	Farmington, New Mexico, Pollution Control Revenue Bonds, Arizona Public Service Company – Four Corners Project, Variable Rate Demand Obligations, Series 1994C, 2.875%, 9/01/24 (Mandatory put 10/10/13) (Alternative Minimum Tax)	No Opt. Call	Baa2	496,220

250	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico San Juan Project, Series 2007A, 5.150%, 6/01/37 – FGIC Insured (Alternative Minimum Tax)	6/12 at 100.00	Baa3	207,963
750	Total New Mexico			704,183
	New York – 4.2%

410	Dormitory Authority of the State of New York, Insured Revenue Bonds, Staten Island University Hospital, Series 1998, 5.000%, 7/01/17 – AMBAC Insured	7/11 at 100.00	Baa3	405,777

1,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2008A, 6.000%, 5/01/33	5/19 at 100.00	A–	1,064,750

675	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Oneida Health System, Series 2007A, 5.250%, 2/01/27	No Opt. Call	BBB–	577,442

100	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1, 5.700%, 7/01/13	No Opt. Call	N/R	97,612

1,000	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006, 5.000%, 3/01/46 – FGIC Insured	9/16 at 100.00	BBB–	869,090

500	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 3484, 17.711%, 10/01/16 (IF)	No Opt. Call	AA+	435,860

500	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, Pooled Loan Issue, Series 2005B, 5.500%, 10/15/27	No Opt. Call	AAA	561,700

370	New York State Mortgage Agency, Homeowner Mortgage Revenue Refunding Bonds, Series 87, 5.150%, 4/01/17	3/11 at 100.00	Aa1	376,087

16	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$500	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1, 5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AA–	$531,110

930	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/19	No Opt. Call	AA–	1,002,382

450	Saratoga County Water and Sewer Authority, New York, Revenue Bonds, Series 2008, 5.000%, 9/01/38	9/18 at 100.00	AA	437,837
6,435	Total New York			6,359,647
	North Carolina – 3.1%

100	Albemarle Hospital Authority, North Carolina, Health Care Facilities Revenue Bonds, Series 2007, 5.250%, 10/01/21	10/17 at 100.00	N/R	93,100

1,000	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International Refunding Series 2010B, 5.375%, 7/01/28 (Alternative Minimum Tax)	7/20 at 100.00	A+	946,930

665	Charlotte, North Carolina, Water and Sewer System Refunding Bonds, Tender Option Bond Trust 43W, 13.280%, 7/01/38 (IF)	7/20 at 100.00	AAA	682,117

665	Charlotte-Mecklenberg Hospital Authority, North Carolina, Carolinas HealthCare System Revenue Bonds, Series 2009, Trust 1149, 14.018%, 7/15/38 (IF)	1/19 at 100.00	AA–	555,395

350	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B, 6.000%, 1/01/22 – FGIC Insured	No Opt. Call	Baa1	389,760

500	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 2008A, 5.250%, 1/01/20	1/18 at 100.00	A–	527,530

340	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Duke University Health System, Tender Option Bond Trust 11808, 21.657%, 6/01/18 (IF)	No Opt. Call	AA	206,037

740	North Carolina Medical Care Commission, Revenue Bonds, Maria Parham Medical Center, Series 2003, 5.500%, 10/01/17 – RAAI Insured	No Opt. Call	BB	696,969

500	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2008C, 5.250%, 1/01/19	1/18 at 100.00	A	553,325

100	University of North Carolina System, Pooled Revenue Bonds, Series 2004B, 4.000%, 4/01/15 – AMBAC Insured	4/14 at 100.00	N/R	104,087
4,960	Total North Carolina			4,755,250
	Ohio – 1.3%

240	Cuyahoga County, Ohio, Revenue Refunding Bonds, Cleveland Clinic Health System, Series 2003A, 6.000%, 1/01/32	7/13 at 100.00	Aa2	241,536

750	Lorain, Ohio, General Obligation Bonds, Pellet Terminal Improvement Series 2008, 6.750%, 12/01/23	12/18 at 100.00	A3	812,513

1,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	998,900
1,990	Total Ohio			2,052,949
	Oklahoma – 0.6%

	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2010C:
610	4.500%, 6/01/21 (Alternative Minimum Tax)	No Opt. Call	A3	562,091
440	4.750%, 6/01/22 (Alternative Minimum Tax)	6/21 at 100.00	A3	402,666
1,050	Total Oklahoma			964,757
	Oregon – 0.6%

1,000	Clackamas County School District 12, North Clackamas, Oregon, General Obligation Bonds, Series 2007B, 0.000%, 6/15/27 – AGM Insured	6/17 at 100.00	AA+	996,870

Nuveen Investments	17

Portfolio of Investments (Unaudited)

Municipal Total Return Managed Accounts Portfolio (continued)

January 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania – 6.9%

$1,980	Blair County, Pennsylvania, General Obligation Bonds, Series 2001A, 5.375%, 8/01/16 – AMBAC Insured	No Opt. Call	N/R	$2,190,349

500	Delaware County Authority, Pennsylvania, Revenue Bonds, Elwyn, Inc. Project, Series 2010, 5.000%, 6/01/25	6/17 at 100.00	BBB	459,100

500	Erie Higher Education Building Authority, Pennsylvania, Revenue Bonds, Gannon University Project, Series 2010A, 5.375%, 5/01/30	5/20 at 100.00	BBB	464,555

	Harrisburg, Dauphin County, Pennsylvania, General Obligation Refunding Bonds, Series 1997D:
30	0.000%, 3/15/15 – AMBAC Insured	No Opt. Call	N/R	19,916
1,200	0.000%, 3/15/17 – AMBAC Insured	No Opt. Call	N/R	653,016

1,250	Lackawanna County, Pennsylvania, General Obligation Notes, Series 2009B, 6.000%, 9/15/32 – AGC Insured	9/19 at 100.00	AA+	1,285,450

100	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Brethren Village Project, Series 2008A, 5.200%, 7/01/12	7/11 at 101.00	N/R	99,582

915	Lycoming County Authority, Pennsylvania, Revenue Bonds, Pennsylvania College of Technology, Series 2005, 5.000%, 1/01/23 – SYNCORA GTY Insured	1/15 at 100.00	N/R	861,610

500	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 5.000%, 1/01/14	No Opt. Call	Baa3	515,705

1,000	Pennsylvania Economic Development Financing Authority, Water Facilities Revenue Refunding Bonds, Aqua Pennsylvania, Inc. Project, Series 2010A, 5.000%, 12/01/34 (Alternative Minimum Tax)	12/20 at 100.00	AA–	908,680

375	Pennsylvania State University, General Revenue Bonds, Series 2005, 5.000%, 9/01/35	9/15 at 100.00	Aa1	375,135

335	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Mast Charter School Project, Series 2010, 5.000%, 8/01/20	No Opt. Call	BBB+	332,802

1,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Nineth Series, 2007, 5.000%, 8/01/30	8/20 at 100.00	BBB+	913,290

870	Philadelphia Municipal Authority, Philadelphia, Pennsylvania, Lease Revenue Bonds, Series 2009, 6.000%, 4/01/23	No Opt. Call	A2	908,698

625	Westmoreland County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Excela Health Project, Series 2010A, 5.000%, 7/01/25	7/20 at 100.00	A3	591,163
11,180	Total Pennsylvania			10,579,051
	Rhode Island – 1.9%

	Pawtucket Housing Authority, Rhode Island, Capital Fund Housing Revenue Bonds, Series 2010:
410	5.500%, 9/01/27	9/20 at 103.00	AA	414,063
970	5.500%, 9/01/29	9/20 at 103.00	AA	962,153

250	Rhode Island Student Loan Authority, Student Loan Program Revenue Bonds, Series 2008A, 6.750%, 12/01/28 (Alternative Minimum Tax)	12/17 at 100.00	A	252,280

	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A:
1,160	6.000%, 6/01/23	6/12 at 100.00	BBB	1,165,313
100	6.125%, 6/01/32	6/12 at 100.00	BBB	94,702
75	6.250%, 6/01/42	6/12 at 100.00	BBB	65,017
2,965	Total Rhode Island			2,953,528
	South Carolina – 1.1%

500	Berkeley County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2006, 5.125%, 12/01/30	12/16 at 100.00	A1	466,065

400	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2008A-3, 5.250%, 1/01/19	1/18 at 100.00	A–	431,692

18	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	South Carolina (continued)

$740	South Carolina JOBS Economic Development Authority, Hospital Refunding and Improvement Revenue Bonds, Palmetto Health Alliance, Series 2003C, 6.000%, 8/01/13	No Opt. Call	BBB+		$791,075

10	Tobacco Settlement Revenue Management Authority, South Carolina, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 6.375%, 5/15/28 (Pre-refunded 5/15/11)	5/11 at 101.00	BBB	(4)	10,263
1,650	Total South Carolina				1,699,095
	Tennessee – 1.3%

1,000	Claiborne County Industrial Development Board, Tennessee, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2010, 6.000%, 10/01/30	10/20 at 100.00	N/R		941,670

100	Memphis-Shelby County Airport Authority, Tennessee, Special Facilities Revenue Refunding Bonds, FedEx Inc., Series 2002, 5.050%, 9/01/12	No Opt. Call	BBB		104,681

1,000	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+		848,360

50	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.000%, 9/01/16	No Opt. Call	Ba3		50,522
2,150	Total Tennessee				1,945,233
	Texas – 6.5%

750	La Vernia Higher Education Financing Corporation, Texas, Charter School Revenue Bonds, Kipp Inc., Series 2009A, 6.000%, 8/15/29	8/19 at 100.00	BBB		738,450

1,385	Capital Area Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, The Roman Catholic Diocese of Austin, Series 2005A, Remarketed, 5.750%, 4/01/26	No Opt. Call	Baa2		1,326,788

675	Clifton, Texas, Higher Education Finance Corporation, Education Revenue Bonds, Uplift Education Charter School, Series 2010A, 4.300%, 12/01/16	No Opt. Call	BBB–		640,487

	Harris County, Texas, Water Control and Improvement District 74, Unlimited Tax General Obligation Bonds, Series 2010:
210	4.550%, 8/01/23	2/18 at 100.00	N/R		202,961
195	5.000%, 8/01/36	2/18 at 100.00	N/R		178,969
1,515	5.200%, 8/01/39	2/18 at 100.00	N/R		1,435,387

650	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 1998A, 6.000%, 7/01/13 – NPFG Insured (Alternative Minimum Tax)	4/11 at 100.00	A		652,347

1,000	Houston, Texas, Water Conveyance System Contract, Certificates of Participation, Series 1993A-J, 6.800%, 12/15/11 – AMBAC Insured	No Opt. Call	N/R		1,044,410

	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Series 2008A:
200	6.000%, 1/01/19	1/18 at 100.00	A2		222,294
325	6.000%, 1/01/23 – NPFG Insured	1/18 at 100.00	A2		342,046

375	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Series 2008F, 5.750%, 1/01/38	1/18 at 100.00	A3		350,239

2,000	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 5.500%, 8/15/39 – AMBAC Insured	8/12 at 100.00	BBB+		1,847,477

1,000	Uptown Development Authority, Houston, Texas, Tax Increment Revenue Bonds, Infrastructure Improvement Facilities, Series 2009, 4.700%, 9/01/20	9/19 at 100.00	BBB+		982,710
10,280	Total Texas				9,964,565
	Utah – 0.9%

435	Utah State Charter School Finance Authority, Charter School Revenue Bonds, North Davis Preparatory Academy, Series 2010, 5.750%, 7/15/20	No Opt. Call	BBB–		409,570

100	Utah State Charter School Finance Authority, Revenue Bonds, Channing Hall Project, Series 2007A, 5.750%, 7/15/22	7/15 at 102.00	N/R		86,355

125	Utah State Charter School Finance Authority, Revenue Bonds, Summit Academy Project, Series 2007A, 5.125%, 6/15/17	No Opt. Call	BBB–		120,196

Nuveen Investments	19

Portfolio of Investments (Unaudited)

Municipal Total Return Managed Accounts Portfolio (continued)

January 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utah (continued)

$750	Utah Transit Authority, Sales Tax Revenue Bonds, Tender Option Bond Trust 3006, 17.290%, 6/15/26 – AGM Insured (IF)	6/18 at 100.00	AAA	$743,400
1,410	Total Utah			1,359,521
	Virgin Islands – 1.8%

200	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2006, 5.000%, 10/01/16 – FGIC Insured	No Opt. Call	BBB+	211,204

1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Refunding Bonds, Series 2009C, 5.000%, 10/01/22	10/19 at 100.00	Baa2	978,320

1,000	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/19	No Opt. Call	BBB	1,069,230

500	Virgin Islands Public Finance Authority, Revenue Bonds, Senior Lien Matching Fund Loan Notes,Series 2009A-1, 5.000%, 10/01/24	10/19 at 100.00	BBB	473,725
2,700	Total Virgin Islands			2,732,479
	Virginia – 0.6%

815	Virginia College Building Authority, Educational Facilities Revenue Bonds, Washington and Lee University, Series 2001, 5.750%, 1/01/34	No Opt. Call	AA	897,437
	Washington – 2.0%

100	Kalispel Indian Tribe, Washington, Priority Distribution Bonds, Series 2008, 6.625%, 1/01/28	No Opt. Call	N/R	86,123

600	King County, Washington, Sewer Revenue Bonds, Tender Option Bond Trust 3090, 13.266%, 7/01/32 – AGM Insured (IF)	7/17 at 100.00	AA+	548,898

75	Skagit County Public Hospital District 1, Washington, Skagit Valley Hospital, Series 2007, 5.750%, 12/01/28	12/17 at 100.00	Baa2	70,230

750	University of Washington, General Revenue Bonds, Tender Option Bond Tust 3005, 17.365%, 6/01/31 – AMBAC Insured (IF)	6/17 at 100.00	Aaa	757,065

1,000	Washington State Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.250%, 12/01/30	12/20 at 100.00	Baa2	840,120

	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002:
35	6.500%, 6/01/26	6/13 at 100.00	BBB	35,242
660	6.625%, 6/01/32	6/13 at 100.00	BBB	648,470
3,220	Total Washington			2,986,148
	Wisconsin – 2.7%

500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Tender Option Bond Trust Series 2010- 3184, 17.703%, 11/15/17 (IF)	No Opt. Call	Aa1	301,260

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System, Inc., Series 2010B:
745	4.000%, 4/01/16	No Opt. Call	N/R	741,014
610	5.000%, 4/01/17	No Opt. Call	N/R	627,153

440	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Childrens Hospital of Wisconsin Inc., Tender Option Bond Trust 2009-15W, 18.504%, 8/15/37 (IF)	2/20 at 100.00	AA–	346,619

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2006A, 5.125%, 2/15/26	2/16 at 100.00	BBB+	907,540

	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A:
1,000	6.000%, 5/01/27	5/19 at 100.00	AA–	1,089,040
90	6.000%, 5/01/33	No Opt. Call	AA–	96,109
4,385	Total Wisconsin			4,108,735

20	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wyoming – 0.2%

$250	Wyoming Municipal Power Agency Power Supply System Revenue Bonds, Series 2008A, 5.500%, 1/01/28	1/18 at 100.00	A2	$255,610
$149,442	Total Long-Term Investments (cost $150,033,372) – 95.0%			145,321,891
	Short-Term Investments – 0.7%

	Michigan – 0.7%

$1,000	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Variable Rate Demand Obligations, Series 2006, 5.000%, 3/21/11	No Opt. Call	SP-1	1,002,810
	Total Short-Term Investments (cost $1,000,127)			1,002,810
	Total Investments (cost $151,033,499) – 95.7%			146,324,701
	Other Assets Less Liabilities – 4.3%			6,649,000
	Net Assets – 100%			$152,973,701

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	21

Statement of Assets and Liabilities (Unaudited)

January 31, 2011

Assets
Investments, at value (cost $151,033,499)	$146,324,701
Cash	5,090,938
Receivables:
From Adviser	22,364
Interest	2,197,351
Investments sold	591,735
Shares sold	978,392
Other assets	526
Total assets	155,206,007
Liabilities
Payables:
Dividends	510,556
Investments purchased	1,028,195
Shares redeemed	593,101
Accrued other expenses	100,454
Total liabilities	2,232,306
Net assets	$152,973,701
Shares outstanding	15,743,431
Net asset value per share	$9.72
Net Assets Consist of:
Capital paid-in	$157,323,916
Undistributed (Over-distribution of) net investment income	152,443
Accumulated net realized gain (loss)	206,140
Net unrealized appreciation (depreciation)	(4,708,798)
Net assets	$152,973,701
Authorized shares	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

22	Nuveen Investments

Statement of Operations (Unaudited)

Six Months Ended January 31, 2011

Investment Income	$4,081,755
Expenses
Shareholders’ servicing agent fees and expenses	3,782
Custodian’s fees and expenses	22,023
Trustees’ fees and expenses	1,673
Professional fees	12,064
Shareholders’ reports – printing and mailing expenses	21,555
Federal and state registration fees	18,170
Other expenses	4,944
Total expenses before custodian fee credit and expense reimbursement	84,211
Custodian fee credit	(2,127)
Expense reimbursement	(84,211)
Net expenses	(2,127)
Net investment income (loss)	4,083,882
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	523,554
Change in net unrealized appreciation (depreciation) of investments	(10,297,405)
Net realized and unrealized gain (loss)	(9,773,851)
Net increase (decrease) in net assets from operations	$(5,689,969)

See accompanying notes to financial statements.

Nuveen Investments	23

Statement of Changes in Net Assets (Unaudited)

	Six Months Ended 1/31/11	Year Ended 7/31/10
Operations
Net investment income (loss)	$4,083,882	$5,783,023
Net realized gain (loss) from investments	523,554	2,029,046
Change in net unrealized appreciation (depreciation) of investments	(10,297,405)	4,410,531
Net increase (decrease) in net assets from operations	(5,689,969)	12,222,600
Distributions to Shareholders
From net investment income	(4,027,994)	(5,679,669)
From accumulated net realized gains	(1,412,226)	—
Decrease in net assets from distributions to shareholders	(5,440,220)	(5,679,669)
Fund Share Transactions
Proceeds from sale of shares	39,945,318	58,964,301
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,571,102	1,110,807
	41,516,420	60,075,108
Cost of shares redeemed	(17,955,416)	(18,429,226)
Net increase (decrease) in net assets from Fund share transactions	23,561,004	41,645,882
Capital contribution from Adviser	—	517
Net increase (decrease) in net assets	12,430,815	48,189,330
Net assets at the beginning of period	140,542,886	92,353,556
Net assets at the end of period	$152,973,701	$140,542,886
Undistributed (Over-distribution of) net investment income at the end of period	$152,443	$96,555

See accompanying notes to financial statements.

24	Nuveen Investments

Financial Highlights (Unaudited)

Nuveen Investments	25

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(f)	Total	Ending Net Asset Value	Total Return(b)
2011(e)	$10.42	$.27	$(.61)	$(.34)	$(.27)	$(.09)	$(.36)	$9.72	(3.37)%
2010	9.80	.52	.60	1.12	(.50)	—	(.50)	10.42	11.68
2009	9.78	.49	.01	.50	(.48)	—	(.48)	9.80	5.35
2008	10.12	.49	(.37)	.12	(.46)	—	(.46)	9.78	1.17
2007(d)	10.00	.07	.05	.12	—	—	—	10.12	1.20

26	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Portfolio Turnover Rate
$152,974	.11	%*	5.14	%*	—	%*	5.25	%*	12%
140,543	.17		4.89		—		5.06		40
92,354	.25		4.87		—		5.12		23
49,024	.44		3.97		—		4.41		55
5,569	1.26	*	2.67	*	—	*	3.92	*	7

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the period May 31, 2007 (commencement of operations) through July 31, 2007.
(e)	For the six months ended January 31, 2011.
(f)	Distributions from Capital Gains include short-term capital gains, if any.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	27

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

The Nuveen Managed Accounts Portfolios Trust (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Municipal Total Return Managed Accounts Portfolio (the “Fund”), among others. The Trust was organized as a Massachusetts business trust on November 14, 2006.

Effective January 1, 2011, the Fund’s adviser Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”) has changed its name to Nuveen Fund Advisors, Inc. (“the Adviser”). Concurrently, the Adviser formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities. Nuveen Asset Management, LLC now serves as the Fund’s sub-adviser, and the Fund’s portfolio manager has become an employee of Nuveen Asset Management, LLC.

The Fund is developed exclusively for use within Nuveen-sponsored separately managed accounts. The Fund is a specialized municipal bond Fund to be used in combination with selected individual securities to effectively model institutional-level investment strategies. Certain securities in which the Fund invests are highly speculative. The Fund enables certain Nuveen municipal separately managed account investors to achieve greater diversification and return potential than smaller managed accounts might otherwise achieve by using lower quality, higher yielding securities and to gain access to special investment opportunities normally available only to institutional investors.

The Fund’s primary investment objective is to seek attractive total return. The Fund also seeks to provide high current income exempt from regular federal income taxes. The Adviser, uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return. The Fund invests in various types of municipal securities, including investment grade (rated BBB/Baa or better), below investment grade (rated BB/Ba or lower) (high yield), and unrated municipal securities. The Fund will focus on securities with intermediate to longer term maturities. The Fund may invest up to 50% of its net assets in high yield municipal bonds, but will normally invest 10-30% of its net assets in such bonds. The Fund may invest up to 5% of its net assets in defaulted bonds and up to 50% of its net assets in leveraged municipal securities, most notably inverse floating rate securities. The credit quality of the bonds underlying all leveraged municipal securities will be rated AA/Aa or higher, or, if unrated, judged to be of comparable quality by the Adviser. The Fund may also make forward commitments in which the Fund agrees to buy a security for settlement in the future at a price agreed upon today. The Fund is non-diversified and as a result may invest a relatively high percentage of its assets in a limited number of issuers.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Significant Accounting Policies

Investment Valuation

Prices of municipal bonds are provided by a pricing service approved by the Fund’s Board of Trustees. These securities are generally classified as Level 2. When price quotes are not readily available (which is usually the case for municipal bonds) the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or as Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

28	Nuveen Investments

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At January 31, 2011, the Fund had no such outstanding purchase commitments.

Investment Income

Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Income Taxes

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Fund. Net realized capital gains and ordinary income distributions paid by the Fund are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

The Fund declares dividends from its tax-exempt net investment income daily and pays shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Fund’s transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Derivative Financial Instruments

The Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options and swap contracts. Although the Fund is authorized to invest in such derivative instruments, and may do so in the future, it did not make any such investments during the six months ended January 31, 2011.

Inverse Floating Rate Securities

The Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as the Fund) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

The Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by the Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse

Nuveen Investments	29

Notes to Financial Statements (Unaudited) (continued)

floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense on floating rate obligations” on the Statement of Operations.

During the six months ended January 31, 2011, the Fund did not invest in self-deposited inverse floaters.

The Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which the Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, the Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of the Fund’s inverse floater investments as the Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities. At January 31, 2011, the Fund’s maximum exposure to externally-deposited Recourse Trusts was $16,615,000.

Zero Coupon Securities

The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the fair value of the Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of January 31, 2011:

	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$145,321,891	$—	$145,321,891
Short-Term Investments	—	1,002,810	—	1,002,810
Total	$—	$146,324,701	$—	$146,324,701

During the period ended January 31, 2011, the Fund recognized no significant transfers to/from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Fund did not invest in derivative instruments during the six months ended January 31, 2011.

30	Nuveen Investments

4. Fund Shares

Transactions in Fund shares were as follows:

	Six Months Ended 1/31/11		Year Ended 7/31/10
	Shares	Amount	Shares	Amount
Shares sold	3,877,345	$39,945,318	5,755,176	$58,964,818
Shares issued to shareholders due to reinvestment of distributions	153,806	1,571,102	108,307	1,110,807
Shares redeemed	(1,771,986)	(17,955,416)	(1,798,722)	(18,429,226)
Net increase (decrease)	2,259,165	$23,561,004	4,064,761	$41,646,399

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) during the six months ended January 31, 2011, aggregated $34,851,684 and $17,323,120, respectively.

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At January 31, 2011, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

Cost of investments	$150,922,711
Gross unrealized:
Appreciation	$1,724,941
Depreciation	(6,322,951)
Net unrealized appreciation (depreciation) of investments	$(4,598,010)

Permanent differences, primarily due to federal taxes paid, taxable market discount and distribution character reclassifications, resulted in reclassifications among the Fund’s components of net assets at July 31, 2010, the Fund’s last tax year-end, as follows:

Capital paid-in	$3,314
Undistributed (Over-distribution of) net investment income	(10,659)
Accumulated net realized gain (loss)	7,345

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at July 31, 2010, the Fund’s last tax year end, were as follows:

Undistributed net tax-exempt income*	$459,192
Undistributed net ordinary income**	221,902
Undistributed net long-term capital gains	916,485
*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared during the period July 1, 2010 through July 31, 2010, and paid on August 2, 2010.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s last tax year ended July 31, 2010, was designated for purposes of the dividends paid deduction as follows:

Distributions from net tax-exempt income	$5,518,225
Distributions from net ordinary income**	41,665
Distributions from net long-term capital gains	—
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

During the last tax year ended July 31, 2010, the Fund utilized $230,670 of its capital loss carryforward.

Nuveen Investments	31

Notes to Financial Statements (Unaudited) (continued)

7. Management Fees and Other Transactions with Affiliates

The Adviser does not charge any investment advisory or administrative fees directly to the Fund. The Adviser has agreed irrevocably during the existence of the Fund to waive all fees and pay or reimburse all expenses of the Fund (excluding interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses). The Adviser is compensated for its services to the Fund from the fee charged at the separately managed account level.

At January 31, 2011, Nuveen owned 10,000 shares of the Fund.

32	Nuveen Investments

Board Approval of Sub-Advisory Arrangement (Unaudited)

At a meeting held on May 25-26, 2010 (the “May Meeting”), the Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including a majority of the Board Members who are not parties to the advisory agreements or “interested persons” of any parties (the “Independent Board Members”), considered and approved the advisory agreement (the “Advisory Agreement”) between the Fund and Nuveen Asset Management (“NAM”). Since the May Meeting, Nuveen has engaged in an internal restructuring (the “Restructuring”) pursuant to which the portfolio management services provided by NAM to the Fund were transferred to Nuveen Asset Management, LLC (“NAM LLC”), a newly-organized wholly-owned subsidiary of NAM and NAM changed its name to Nuveen Fund Advisors, Inc. (“NFA”). NAM, under its new name NFA, continues to serve as investment adviser to the Fund and, in that capacity, will continue to provide various oversight, administrative, compliance and other services. To effectuate the foregoing, NFA entered into a sub-advisory agreement with NAM LLC on behalf of the Fund (the “Sub-Advisory Agreement”). Under the Sub-Advisory Agreement, NAM LLC, subject to the oversight of NFA and the Board, will furnish an investment program, make investment decisions for, and place all orders for the purchase and sale of securities for the portion of the Fund’s investment portfolio allocated to it by NFA. NFA and NAM LLC do not anticipate any reduction in the nature or level of services provided to the Fund following the Restructuring. The personnel of NFA who engaged in portfolio management activities prior to the spinoff of NAM LLC are not expected to materially change as a result of the spinoff. In addition, the Independent Board Members recognized at the May Meeting that the Fund, which is sold via separately managed accounts, does not pay a management fee, and this has not changed. In light of the foregoing, at a meeting held on November 16-18, 2010, the Board Members, including a majority of the Independent Board Members, approved the Sub-Advisory Agreement on behalf of the Fund. Given that the Restructuring was not expected to reduce the level or nature of services provided or change the fee arrangement of the Fund, the factors considered and determinations made at the May Meeting in approving the Advisory Agreement were equally applicable to the approval of the Sub-Advisory Agreement. For a discussion of these considerations, please see the shareholder report of the Fund that was first issued after the May Meeting for the period including May 2010.

Nuveen Investments	33

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Pre-Refunding: Pre-refunding, also known as advance refunding or refinancing, occurs when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older, existing bonds. This process often results in lower borrowing costs for bond issuers.

SEC 30-Day Yield: A standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

34	Nuveen Investments

Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	35

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $197 billion of assets as of December 31, 2010.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready — no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-MAPS-0111P

Mutual Fund

Nuveen Managed Accounts Portfolios Trust

For investors seeking attractive monthly income potential.

Semi-Annual Report

January 31, 2011

Fund Name	Ticker Symbol
Enhanced Multi-Strategy Income Managed Accounts Portfolio	NEMPX

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Fund’s investment adviser, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, LLC, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp – the parent of FAF Advisors – received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long term investment business of FAF Advisors, including investment-management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of this Fund. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $197 billion of assets as of December 31, 2010.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

In 2010, the global economy recorded another year of recovery from the financial and economic crises of 2008, but many of the factors that caused the downturn still weigh on the prospects for continued improvement. In the U.S., ongoing weakness in housing values has put pressure on homeowners and mortgage lenders. Similarly, the strong earnings recovery for corporations and banks is only slowly being translated into increased hiring or more active lending. Globally, deleveraging by private and public borrowers has inhibited economic growth and that process is far from complete.

Encouragingly, constructive actions are being taken by governments around the world to deal with economic issues. In the U.S., the recent passage of a stimulatory tax bill relieved some of the pressure on the Federal Reserve to promote economic expansion through quantitative easing and offers the promise of sustained economic growth. A number of European governments are undertaking programs that could significantly reduce their budget deficits. Governments across the emerging markets are implementing various steps to deal with global capital flows without undermining international trade and investment.

The success of these government actions could determine whether 2011 brings further economic recovery and financial market progress. One risk associated with the extraordinary efforts to strengthen U.S. economic growth is that the debt of the U.S. government will continue to grow to unprecedented levels. Another risk is that over time there could be inflationary pressures on asset values in the U.S. and abroad, because what happens in the U.S. impacts the rest of the world economy. Also, these various actions are being taken in a setting of heightened global economic uncertainty, primarily about supplies of energy and other critical commodities. In this challenging environment, your Nuveen investment team continues to seek sustainable investment opportunities and to remain alert to potential risks in a recovery still facing many headwinds. On your behalf, we monitor their activities to assure they maintain their investment disciplines.

As you will note elsewhere in this report, on December 31, 2010, Nuveen Investments completed a strategic combination with FAF Advisors, Inc., the manager of the First American Funds. The combination adds highly respected and distinct investment teams to meet the needs of investors and their advisors and is designed to benefit all fund shareholders by creating a fund organization with the potential for further economies of scale and the ability to draw from even greater talent and expertise to meet those investor needs.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

March 24, 2011

4	Nuveen Investments

Portfolio Manager’s Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Portfolio disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings denotes the highest rating assigned by a Nationally Recognized Statistical Rating Organization (NRSRO) such as Standard & Poor’s, Moody’s or Fitch. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below investment grade. Holdings and ratings may change over time.

The Portfolio was developed exclusively for use within Nuveen-sponsored separately managed accounts. The Portfolio enables certain Nuveen separately managed account investors to achieve greater diversification and return potential than otherwise might be achievable.

The Portfolio is managed by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Timothy Palmer, CFA serves as manager for the Portfolio. Here Tim, who has more than 25 years of industry experience, discusses the investment strategies and the performance of the Portfolio for the six-month period ended January 31, 2011.

How did the Portfolio perform during the six-month period ended January 31, 2011?

The table on page six provides performance information for the Portfolio for the six-month, one-year and since inception periods ended January 31, 2011. The table also compares the Portfolio’s performance to an index.

What are the Portfolio’s investment strategies and how were they applied during the six-month period ended January 31, 2011? How did these strategies influence performance?

Under normal circumstances, the Portfolio will invest at least 80% of its assets in fixed-income securities, including U.S. Treasury and agency bonds, asset backed securities, U.S. agency mortgage backed securities, commercial mortgage backed securities, U.S. investment grade corporate debt securities, U.S. high yield corporate debt securities, U.S. dollar-denominated non-U.S. government bonds, non-U.S. dollar non-U.S. government bonds, emerging market debt, futures, options, interest rate derivatives, currency forwards total return swaps, credit default swaps, and other short-term securities or instruments.

The Portfolio outperformed its comparative index for the six-month period ended January 31, 2011.

During the reporting period, the Portfolio was positioned with a longer duration and an overweight to U.S. interest rates. Volatility remained pervasive based on fears of a slowing domestic and global economy. In particular, the third quarter of 2010 saw a rally in bonds, both in the U.S. and internationally. In developed markets, investors sought out the safety of fixed income, although emerging markets bonds ultimately were pressured by the market concerns regarding global growth and inflation expectations. Nonetheless, investor flows continued to be supportive of sovereign fixed income markets. Central bank activity was divided with several banks beginning or continuing their normalization cycle and other central banks continuing to cut rates and look to additional easing measures.

Nuveen Investments	5

*	Since inception returns are from 12/27/07.

1	The Barclays Capital Credit/Mortgage Index is a market-weighted blend of the Barclays Capital U.S. Credit Index and the Barclays Capital MBS Index. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

Cognizant of the fragility of the financial system, in the fall of 2010 the Federal Reserve announced a second round of quantitative easing designed to help stimulate increased economic growth. Coupled with quantitative easing came signs of stronger global growth and higher inflation expectations. This led to a large sell-off in fixed-rate securities globally. The Portfolio’s longer duration detracted from performance compared with its benchmark for the reporting period.

Additional stimulus from the Fed and an improvement in economic conditions globally during the period helped drive strong performance for the non-government sectors of the U.S. bond market, especially corporate issues. The Portfolio’s positioning in corporate bonds and mortgages added to performance. In particular, our high yield exposure benefited performance, both due to the yield advantage of these positions as well as price gains from a narrowing of the risk premium for the sector. Also, from a currency standpoint, our long positions in Brazil, Mexico and South Africa contributed positively to performance. This performance was somewhat offset by our short positions in lower yielding developed countries including Japanese yen, the euro and the Swiss franc. From an interest rate standpoint, the Portfolio’s short exposure to interest rates in Czech Republic and Sweden aided performance throughout the period, helping to offset some of the negative impact from the general rise in global rates during the period.

During the six-month reporting period, the Portfolio was invested in various derivative instruments. The Portfolio was invested in credit default swap index positions that earn spread income in exchange for taking the credit default risk of broad investment grade and high yield credit default swap indices.

The Portfolio was invested in forward foreign exchange contracts in a variety of currencies, with settlements ranging from 1 to 3 months. Some of these contracts are positioned to benefit if the foreign currencies in the contracts strengthen with respect to the US dollar, while others are positioned to benefit if the foreign currencies weaken with respect to the U.S. dollar, based on analysis indicating whether currencies were relatively high or low compared to future expectations.

The Portfolio was invested in interest rate swap contracts in a variety of currencies, with maturities ranging from 3 to 10 years, some positioned to benefit if rates rise, others positioned to benefit if rates fall in the underlying country, based on analysis indicating whether rates were relatively high or low compared to future expectations.

The Portfolio was invested in 2 month U.S. Treasury note and bond futures contracts designed to benefit if interest rates at the 10 year point of the yield curve rose more than rates at the two and thirty year points.

Class A Shares – Average Annual Total Returns as of 1/31/11

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception*
Enhanced Multi-Strategy Income Managed Accounts Portfolio	2.88%	12.31%	14.10%
Barclays Capital Credit/Mortgage Index[1]	0.41%	5.20%	6.82%

Six-month returns are cumulative; all other returns are annualized.

6	Nuveen Investments

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Shares are available without a sales charge. The Adviser does not charge any investment advisory or administrative fees directly to the Portfolio, and has also agreed irrevocably to waive all fees and pay or reimburse all expenses of the Portfolio; see Footnote 7 – Management Fees and Other Transactions with Affiliates for more information. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Please see the Fund’s Spotlight Page for more complete performance data and expense ratios.

Nuveen Investments	7

Fund Spotlight as of 1/31/11 Enhanced Multi-Strategy Income Managed Accounts Portfolio

Quick Facts

Net Asset Value (NAV)	$10.70
Latest Dividend[1]	$0.0680
Latest Capital Gain Distribution[2]	$0.5997
Latest Ordinary Income Distribution[3]	$0.3696
Inception Date	12/27/07

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Fund shares have no sales charge. The Fund is a specialized portfolio developed exclusively for use within Nuveen - sponsored separately managed accounts. Returns reflect an expense limitation from the Fund’s investment adviser.

Average Annual Total Return as of 1/31/11

NAV
1-Year	12.31%
Since Inception	14.10%

Average Annual Total Return as of 12/31/10

NAV
1-Year	14.56%
Since Inception	14.60%

Yields

NAV
Dividend Yield[6]	7.63%
SEC 30-Day Yield[6]	6.12%

Expense Ratios

	Gross Expense Ratio	Net Expense Ratio
	2.60%	0.00%

The expense ratios shown factor in Total Annual Fund Operating Expenses. The Adviser has agreed irrevocably during the existence of the Fund to waive all fees and pay or reimburse all expenses of the Fund, except for interest expense, taxes, fees incurred in acquiring and disposing of investment portfolio securities and extraordinary expenses. The expense ratios are those shown in the most recent Fund prospectus.

Portfolio Credit Quality4

Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade.

Portfolio Allocation5

Net Assets ($000)	$5,610

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid February 1, 2011. This is the latest monthly dividend declared during the period covered by this report.

2	Paid December 15, 2010. Capital gains are subject to federal taxation.

3	Ordinary income distribution consists of short-term capital gains paid on December 15, 2010. Ordinary income is subject to federal taxation.

4	As a percentage of total investments (excluding repurchase agreements and investments in derivatives) as of January 31, 2011. Holdings are subject to change.

5	As a percentage of total investments (excluding investments in derivatives) as of January 31, 2011. Holdings are subject to change.

6	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

8	Nuveen Investments

Fund Spotlight (continued) as of 1/31/11 Enhanced Multi-Strategy Income Managed Accounts Portfolio

Corporate Debt: Industries[1]
Diversified Telecommunication Services	12.3%
Oil, Gas & Consumable Fuels	11.7%
Media	10.2%
Diversified Financial Services	6.6%
Wireless Telecommunication Services	5.2%
Commercial Banks	4.5%
Capital Markets	4.3%
Insurance	3.7%
Metals & Mining	3.6%
Energy Equipment & Services	3.3%
Multiline Retail	3.2%
Hotels, Restaurants & Leisure	2.8%
Chemicals	2.5%
Real Estate Investment Trust	2.4%
Household Durables	2.3%
Consumer Finance	2.2%
Food & Staples Retailing	2.2%
Other	17.0%
1	As a percentage of total corporate debt holdings as of January 31, 2011. Corporate debt holdings include corporate bonds (high-yield investment grade rated), convertible bonds and any other debt instruments issued by a corporation (or that references a corporation) held by the Fund at the end of the reporting period. The percentage of ”Other” corporate debt represents the total of all corporate debt industries that recalculated to less than 2.2% of total corporate debt holdings. Holdings are subject to change.

Risk Considerations

An investment in the Fund is subject to market risk or the risk that the value of bonds in the portfolio will decline; credit risk, or the risk that an issuer of a bond will be unable to make interest and principal payments when due; and interest rate risk, the risk that interest rates will rise, causing bond prices to fall. The value of the Fund’s mortgage-related securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall; and later than expected, which could happen when interest rates rise. The Fund’s potential investments in non-U.S. securities present additional risks such as adverse political, currency, social or regulatory developments in a country. These risks are magnified in emerging markets. The risk of volatility is heightened for the portfolio due to the use of alternative investments or complex investment strategies.

Nuveen Investments	9

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (8/01/10)	$1,000.00	$1,000.00
Ending Account Value (1/31/11)	$1,028.80	$1,025.21
Expenses Incurred During Period	$0.00	$0.00

Expenses are equal to the Fund’s annualized net expense ratio of 0.00% for the six-month period.

10	Nuveen Investments

Portfolio of Investments (Unaudited)

Enhanced Multi-Strategy Income Managed Accounts Portfolio

January 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE BONDS – 51.9%

	Aerospace & Defense – 0.8%

$5	BE Aerospace Inc.	8.500%	7/01/18	BB	$5,463

25	Global Aviation Holdings, 144A	14.000%	8/15/13	BB–	27,375

10	Raytheon Company	4.400%	2/15/20	A–	10,236

40	Total Aerospace & Defense				43,074

	Auto Components – 0.5%

25	American & Axle Manufacturing Inc.	7.875%	3/01/17	B–	26,188

	Beverages – 0.7%

20	Anheuser Busch InBev, 144A	5.375%	11/15/14	BBB+	22,205

5	Miller Brewing Company, 144A	5.500%	8/15/13	BBB+	5,427

10	PepsiCo Inc.	3.750%	3/01/14	Aa3	10,687

35	Total Beverages				38,319

	Building Products – 0.4%

25	Ryland Group Inc.	6.625%	5/01/20	BB–	24,625

	Capital Markets – 2.2%

20	Bank of New York Mellon	4.300%	5/15/14	Aa2	21,602

95	Goldman Sachs Group, Inc.	5.500%	11/15/14	A1	104,202

115	Total Capital Markets				125,804

	Chemicals – 1.3%

20	CF Industries Inc.	6.875%	5/01/18	BB+	22,000

20	Dow Chemical Company	4.250%	11/15/20	BBB–	19,223

10	E.I. Du Pont de Nemours and Company	3.250%	1/15/15	A	10,455

15	Methanex Corporation	8.750%	8/15/12	BBB–	16,031

5	Praxair, Inc.	4.500%	8/15/19	A	5,245

70	Total Chemicals				72,954

	Commercial Banks – 2.4%

20	BB&T Corporation	5.700%	4/30/14	A	22,248

10	Fifth Third Bancorp.	6.250%	5/01/13	Baa1	10,875

10	KeyCorp.	6.500%	5/14/13	BBB+	10,961

45	Morgan Stanley	5.625%	9/23/19	A	45,514

15	US Bancorp	4.200%	5/15/14	Aa3	16,156

25	Wells Fargo & Company	5.250%	10/23/12	AA–	26,755

125	Total Commercial Banks				132,509

	Commercial Services & Supplies – 0.4%

20	Avis Budget Car Rental, 144A, (3)	8.250%	1/15/19	B	20,900

	Consumer Finance – 1.1%

35	American Express Credit Corporation	7.300%	8/20/13	A2	39,568

20	Capital One Bank	8.800%	7/15/19	Baa1	24,864

55	Total Consumer Finance				64,432

Nuveen Investments	11

Portfolio of Investments (Unaudited)

Enhanced Multi-Strategy Income Managed Accounts Portfolio (continued)

January 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Containers & Packaging – 0.1%

$5	Intertape Polymer US Inc.	8.500%	8/01/14	Caa1	$4,225

	Diversified Financial Services – 3.4%

50	Citigroup Inc.	6.125%	11/21/17	A	54,932

25	General Electric Capital Corporation	6.875%	1/10/39	AA+	28,111

75	JPMorgan Chase & Company	6.000%	1/15/18	Aa3	83,424

25	National Rural Utilities Cooperative Finance Corporation	7.250%	3/01/12	A	26,742

175	Total Diversified Financial Services				193,209

	Diversified Telecommunication Services – 6.3%

35	AT&T, Inc.	6.800%	5/15/36	A2	38,037

25	Cequel Communication Holdings I, 144A	8.625%	11/15/17	B–	26,281

25	Cincinnati Bell Inc.	8.750%	3/15/18	B–	24,063

25	Citizens Communications Company	9.000%	8/15/31	BB	26,625

10	Cox Communications, Inc	5.500%	10/01/15	Baa2	11,073

15	France Telecom	5.375%	7/08/19	A–	16,571

25	Insight Communications, 144A	9.375%	7/15/18	B–	27,438

25	Paetec Holding Corporation	8.875%	6/30/17	Ba3	27,000

30	Qwest Communications International Inc., 144A	7.125%	4/01/18	Ba2	32,550

50	Telecom Italia Capital	5.250%	10/01/15	BBB	51,178

25	Telefonica Emisiones SAU	4.949%	1/15/15	A–	26,231

45	Verizon Communications	6.250%	4/01/37	A–	47,205

335	Total Diversified Telecommunication Services				354,252

	Electric Utilities – 0.7%

25	Edison Mission Energy	7.625%	5/15/27	B–	18,500

15	FirstEnergy Solutions Corporation	6.050%	8/15/21	Baa2	15,489

5	West Corporation, 144A	8.625%	10/01/18	B	5,388

45	Total Electric Utilities				39,377

	Electronic Equipment & Instruments – 0.3%

15	ViaSystems Inc., 144A	12.000%	1/15/15	B+	17,119

	Energy Equipment & Services – 1.7%

9	Energy Transfer Equity LP	7.500%	10/15/20	Ba2	9,619

25	Linn Energy LLC Finance Corporation, 144A	7.750%	2/01/21	B	26,250

5	Nabors Industries Inc., 144A	9.250%	1/15/19	BBB	6,198

10	PHI Inc.	8.625%	10/15/18	B+	10,400

25	Plains All American Pipeline L.P.	5.750%	1/15/20	BBB–	26,758

15	Weatherford International Limited	7.000%	3/15/38	BBB	16,201

89	Total Energy Equipment & Services				95,426

	Food & Staples Retailing – 1.1%

10	Safeway Inc.	6.250%	3/15/14	BBB	11,075

50	Wal-Mart Stores, Inc.	3.200%	5/15/14	AA	52,430

60	Total Food & Staples Retailing				63,505

12	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Food Products – 0.1%

$5	Kraft Foods Inc.	6.125%	2/01/18	Baa2	$5,683

	Hotels, Restaurants & Leisure – 1.5%

20	Boyd Gaming Corporation, 144A	9.125%	12/01/18	B	20,950

20	Brunswick Corporation	7.375%	9/01/23	Caa1	18,200

25	Marina District Finance Company Limited, 144A	9.875%	8/15/18	BB	25,563

15	McDonald’s Corporation	5.800%	10/15/17	A	17,360

80	Total Hotels, Restaurants & Leisure				82,073

	Household Durables – 1.2%

15	MDC Holdings Inc.	5.625%	2/01/20	BBB–	14,969

25	Meritage Homes Corporation	7.150%	4/15/20	B+	25,125

25	Norcraft Companies Finance	10.500%	12/15/15	B2	26,813

65	Total Household Durables				66,907

	Household Products – 0.2%

10	Clorox Company	3.550%	11/01/15	BBB+	10,306

	Industrial Conglomerates – 0.2%

10	Tyco International Group	6.000%	11/15/13	A–	11,186

	Insurance – 1.9%

25	Berkshire Hathaway Inc.	5.400%	5/15/18	AA+	27,632

20	Genworth Financial Inc.	6.515%	5/22/18	BBB	20,378

40	Hartford Financial Services Group Inc.	6.000%	1/15/19	BBB	41,735

15	MetLife Inc.	7.717%	2/15/19	A–	18,398

100	Total Insurance				108,143

	IT Services – 0.5%

11	First Data Corporation	12.625%	1/15/21	B–	11,193

11	First Data Corporation	8.250%	1/15/21	B–	10,643

6	Fiserv Inc.	6.125%	11/20/12	Baa2	6,482

28	Total IT Services				28,318

	Machinery – 0.4%

25	Greenbrier Companies, Inc.	8.375%	5/15/15	CCC	25,688

	Media – 5.3%

15	Allbritton Communications Company	8.000%	5/15/18	B	15,656

50	Comcast Corporation	5.850%	11/15/15	BBB+	56,232

35	DIRECTV Holdings LLC	5.200%	3/15/20	Baa2	36,244

23	Nielsen Finance LLC Co.	11.625%	2/01/14	B	26,939

10	Nielsen Finance LLC Co.	7.750%	10/15/18	B	10,775

25	Sinclair Television Group, 144A	9.250%	11/01/17	Ba3	27,688

40	Time Warner Cable Inc.	6.200%	7/01/13	BBB	44,390

30	Time Warner Inc.	4.875%	3/15/20	BBB	31,071

25	TL Acquisitions Inc., 144A	13.250%	7/15/15	CCC+	26,625

20	WMG Acquisition Group	9.500%	6/15/16	Ba2	21,475

273	Total Media				297,095

Nuveen Investments	13

Portfolio of Investments (Unaudited)

Enhanced Multi-Strategy Income Managed Accounts Portfolio (continued)

January 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Metals & Mining – 1.9%

$5	Algoma Acquisition Corporation, 144A	9.875%	6/15/15	CCC+	$4,538

25	ArcelorMittal	7.000%	10/15/39	BBB–	25,752

20	BHP Billiton Finance Limited	5.500%	4/01/14	A+	22,267

25	Essar Steel Algoma Inc., 144A	9.375%	3/15/15	B+	25,125

15	Southern Copper Corporation	7.500%	7/27/35	Baa2	16,462

10	Steel Dynamics, Inc., 144A	7.625%	3/15/20	BB+	10,750

100	Total Metals & Mining				104,894

	Multiline Retail – 1.6%

10	Costco Wholesale Corporation	5.300%	3/15/12	A+	10,484

20	CVS Caremark Corporation	3.250%	5/18/15	BBB+	20,422

20	Home Depot, Inc.	5.400%	3/01/16	BBB+	22,459

35	Target Corporation	5.375%	5/01/17	A+	39,553

85	Total Multiline Retail				92,918

	Multi-Utilities – 0.5%

25	Bon-Ton Department Stores Inc.	10.250%	3/15/14	CCC+	25,875

	Oil, Gas & Consumable Fuels – 6.1%

10	Anadarko Petroleum Corporation	7.625%	3/15/14	BBB–	11,500

20	Anadarko Petroleum Corporation	6.200%	3/15/40	BBB–	19,106

25	Black Elk Energy Offshore Operations LLC, 144A	13.750%	12/01/15	B–	25,625

25	BP Capital Markets PLC	3.625%	5/08/14	A	26,218

10	Breitburn Energy Partners LP, 144A	8.625%	10/15/20	B	10,400

10	Chevron Corporation	3.950%	3/03/14	Aa1	10,764

20	Enbridge Energy Partners LP	5.200%	3/15/20	BBB	20,937

30	Enterprise Products Operating Group LLP	4.600%	8/01/12	BBB–	31,444

10	EOG Resources Inc.	5.625%	6/01/19	A–	11,062

10	McMoran Exploration Corporation	11.875%	11/15/14	B	11,025

25	NFR Energy LLC / Finance Corporation, 144A	9.750%	2/15/17	B–	25,125

20	Occidental Petroleum Corporation	4.125%	6/01/16	A	21,641

20	Offshore Group Investment Limited, 144A	11.500%	8/01/15	B–	22,350

20	RAAM Global Energy Company	12.500%	10/01/15	B	20,700

25	Sabine Pass LNG LP	7.500%	11/30/16	B+	24,625

15	Sandridge Energy Inc.	8.625%	4/01/15	B	15,525

25	SunCor Energy Inc.	6.100%	6/01/18	BBB+	28,483

5	W&T Offshore, Inc., 144A	8.250%	6/15/14	B+	5,050

325	Total Oil, Gas & Consumable Fuels				341,580

	Paper & Forest Products – 0.4%

20	McClatchy Company	11.500%	2/15/17	B+	22,650

	Real Estate Investment Trust – 1.2%

20	Host Hotel & Resorts Inc., 144A	6.000%	11/01/20	BB+	19,900

20	Potlatch Corporation, 144A	7.500%	11/01/19	Ba1	21,250

25	Prologis Trust	6.875%	3/15/20	Baa2	27,987

65	Total Real Estate Investment Trust				69,137

14	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Road & Rail – 0.5%

$25	DynCorp International Inc., 144A	10.375%	7/01/17	B1	$25,938

	Specialty Retail – 0.8%

5	Armored AutoGroup Inc., 144A	9.250%	11/01/18	CCC+	5,156

25	Claires Stores, Inc.	10.500%	6/01/17	CCC	24,625

5	Ferrellgas LP, 144A	6.500%	5/01/21	Ba3	4,875

10	TJX Companies, Inc.	4.200%	8/15/15	A	10,764

45	Total Specialty Retail				45,420

	Textiles, Apparel & Luxury Goods – 0.4%

10	Brickman Group Holdings, 144A	9.125%	11/01/18	B3	10,563

10	Hanesbrands Inc., 144A	6.375%	12/15/20	BB–	9,688

20	Total Textiles, Apparel & Luxury Goods				20,251

	Tobacco – 1.1%

30	Altria Group Inc.	8.500%	11/10/13	Baa1	35,464

20	Altria Group Inc.	9.950%	11/10/38	Baa1	26,882

50	Total Tobacco				62,346

	Wireless Telecommunication Services – 2.7%

40	Cricket Communications Inc.	7.750%	10/15/20	B–	38,699

27	IntelSat Bermuda Limited	11.500%	2/04/17	CCC+	30,412

15	MetroPCS Wireless Inc.	6.625%	11/15/20	B	14,512

5	Nokia Corporation	5.375%	5/15/19	A	5,307

25	Sprint Capital Corporation	6.900%	5/01/19	BB–	25,187

10	Windstream Corporation	7.750%	10/15/20	Ba3	10,374

25	XM Satellite Radio Inc., 144A	7.625%	11/01/18	BB–	26,062

147	Total Wireless Telecommunication Services				150,553
$2,737	Total Corporate Bonds (cost $2,706,548)				2,912,879

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CONVERTIBLE BONDS – 0.1%

	Diversified Telecommunication Services – 0.1%

$5	Qwest Communications International Inc.	7.500%	2/15/14	Ba2	$5,100
	Total Convertible Bonds (cost $4,753)				5,100

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 69.7%

	Autos – Asset-Backed Securities – 5.3%

$67	Capital Auto Receivable Asset Trust, 2008-2, A3A	4.680%	10/15/12	AAA	$67,724

128	Daimler Chrysler Auto Trust 2008B	4.710%	9/10/12	AAA	129,048

32	Nissan Auto Receivables Owner Trust 2008-B A3	4.460%	4/16/12	AAA	31,835

68	Volkswagen Auto Loan Enhanced Trust, 2008-2, Class A3A	5.470%	3/20/13	AAA	69,617

295	Total Autos - Asset-Backed Securities				298,224

Nuveen Investments	15

Portfolio of Investments (Unaudited)

Enhanced Multi-Strategy Income Managed Accounts Portfolio (continued)

January 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Residential – Mortgage-Backed Securities – 64.4%

$569	Federal National Mortgage Association Pool 929182	5.000%	3/01/38	AAA	$596,751

86	Federal National Mortgage Association Pool 946228	6.190%	9/01/37	AAA	92,919

672	Federal National Mortgage Association Pool 984834	5.000%	7/01/38	AAA	705,402

2,050	Federal National Mortgage Association Pool (MDR) (WI/DD)	5.500%	TBA	AAA	2,214,000

3,377	Total Residential - Mortgage-Backed Securities				3,609,072
$3,672	Total Asset-Backed and Mortgage-Backed Securities (cost $3,819,578)				3,907,296

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 6.0%

$100	United States of America Treasury Notes	3.125%	9/30/13	AAA	$106,133

125	United States of America Treasury Notes, (4)	3.880%	2/15/13	AAA	133,447

125	United States of America Treasury Securities, STRIPS (P/O)	0.000%	5/15/30	AAA	50,934

20	United States of America Treasury Securities, STRIPS (P/O)	0.000%	2/15/37	Aaa	5,747

165	United States of America Treasury Securities, STRIPS (P/O)	0.000%	5/15/39	AAA	41,824
$535	Total U.S. Government and Agency Obligations (cost $338,715)				338,085

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	SOVEREIGN DEBT – 2.7%

	Peru – 2.7%

400 PEN	Republic of Peru	6.950%	8/12/31	Baa3	$150,728
	Total Sovereign Debt (cost $142,747)				150,728

Principal Amount (000)	Description (1)		Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 6.6%

$370	Repurchase Agreement with State Street Bank, dated 1/31/11, repurchase price $370,491, collateralized by $365,000 U.S. Treasury Notes, 2.500%, due 4/30/15, value $381,535		0.020%	2/01/11	$370,491
	Total Short-Term Investments (cost $370,491)				370,491
	Total Investments (cost $7,382,832) – 137.0%				7,684,579
	Other Assets Less Liabilities – (37.0)% (5)				(2,074,732)
	Net Assets – 100%				$5,609,847

16	Nuveen Investments

Investments in Derivatives

Forward Foreign Currency Exchange Contracts outstanding at January 31, 2011:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars)
HSBC	Australian Dollar	200,000	U.S. Dollar	197,180	2/07/11	$(2,007)
BNP Paribas	Brazillian Real	342,600	U.S. Dollar	204,733	2/02/11	(792)
BNP Paribas	Brazillian Real	342,600	U.S. Dollar	204,904	2/02/11	(621)
HSBC	Euro	200,000	U.S. Dollar	267,200	2/18/11	(6,573)
Bank of America	Japanese Yen	14,000,000	U.S. Dollar	168,970	3/31/11	(1,667)
JPMorgan Chase	Peruvian Nuevo Sol	410,000	U.S. Dollar	145,726	4/29/11	(1,980)
BNP Paribas	South African Rand	1,390,036	U.S. Dollar	204,486	2/07/11	11,300
Bank of America	Swiss Franc	170,000	U.S. Dollar	176,491	3/10/11	(3,655)
HSBC	U.S. Dollar	196,290	Australian Dollar	200,000	2/07/11	2,897
BNP Paribas	U.S. Dollar	198,932	Brazillian Real	342,600	2/02/11	6,594
BNP Paribas	U.S. Dollar	203,668	Brazillian Real	342,600	3/02/11	467
BNP Paribas	U.S. Dollar	204,733	Brazillian Real	342,600	2/02/11	792
Citibank N.A.	U.S. Dollar	3,004	Czech Koruna	53,019	4/29/11	(6)
Royal Bank of Scotland	U.S. Dollar	219	Euro	160	2/01/11	—
Morgan Stanley	U.S. Dollar	109,673	Indian Rupee	5,000,000	2/10/11	(954)
HSBC	U.S. Dollar	200,000	Mexican Peso	2,480,220	2/08/11	4,348
Morgan Stanley	U.S. Dollar	170,486	Polish Zloty	500,000	3/18/11	3,024
BNP Paribas	U.S. Dollar	200,000	South African Rand	1,390,036	2/07/11	(6,814)
JPMorgan Chase	U.S. Dollar	1,352	Swedish Krona	8,740	4/29/11	(2)
Citibank N.A.	U.S. Dollar	12	Turkish Lira	20	2/01/11	—
Morgan Stanley	U.S. Dollar	160,867	Turkish Lira	250,000	3/07/11	(5,799)
						$(1,448)

Interest Rate Swaps outstanding at January 31, 2011:

Counterparty	Notional Amount		Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate*	Fixed Rate Payment Frequency	Termination Date	Value (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Citibank	750,000	PLN	Pay	6-Month WIBOR	5.340%	Annually	7/06/20	$(897)	$(897)
Citibank	2,200,000	ZAR	Pay	3-Month JIBAR	7.655	Quarterly	1/07/21	(18,352)	(18,352)
Deutsche Bank AG	1,500,000	ILS	Pay	3-Month TELBOR	4.850	Annually	5/20/20	439	439
JPMorgan	137,000,000	CLP	Pay	6-Month CLICP	4.580	Semi-Annually	8/10/14	(9,020)	(6,868)
JPMorgan	949,000,000	KRW	Receive	3-Month KRW-CD-KSDA	4.250	Quarterly	3/11/15	(5,426)	(5,426)
Morgan Stanley	6,000,000	SEK	Receive	3-Month STIBOR	2.535	Annually	5/06/15	17,130	17,130
Morgan Stanley	2,350,000	SEK	Receive	3-Month STIBOR	2.560	Annually	11/12/15	13,028	13,028
Morgan Stanley	500,000	CHF	Receive	6-Month LIBOR-BBA	2.358	Annually	4/12/20	(18,819)	(18,819)
RBC	250,000	NZD	Pay	3-Month NZD-BBR	6.045	Semi-Annually	6/22/19	12,038	12,192
UBS AG	7,000,000	CZK	Receive	6-MONTH PRIBOR	3.000	Annually	6/21/20	2,372	2,372
									$(5,201)
*	Annualized.

Credit Default Swaps outstanding at January 31, 2011:

Counterparty	Referenced Entity	Buy/Sell Protection		Current Credit Spread (6)	Notional Amount (U.S. Dollars)	Fixed Rate	Termination Date	Value (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
JPMorgan	DJ High Yield CDX	Sell	(7)	2.87%	$282,000	5.000%	6/20/14	$20,567	$88,952
JPMorgan	DJ Investment Grade CDX	Sell	(7)	.67	3,000,000	1.000	12/20/14	40,569	9,494
JPMorgan	DJ Investment Grade CDX	Sell	(7)	.85	250,000	1.000	12/20/15	2,042	641
									$99,087

Nuveen Investments	17

Portfolio of Investments (Unaudited)

Enhanced Multi-Strategy Income Managed Accounts Portfolio (continued)

January 31, 2011

Futures Contracts outstanding at January 31, 2011:

Type	Contract Position	Number of Contracts	Contract Expiration	Value (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
U.S. 2-Year Treasury Note	Long	2	3/11	$438,375	$251
U.S. 10-Year Treasury Note	Short	(7)	3/11	(845,578)	(3,074)
U.S. 30-Year Treasury Bond	Long	8	3/11	965,000	(32,064)
					$(34,887)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade.

(3)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(5)	Other Assets Less Liabilities includes Value and/or Unrealized Appreciation (Depreciation) of derivative instruments as noted in Investments in Derivatives.

(6)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of a higher likelihood of performance by the seller of protection.

(7)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

TBA	To be announced. Maturity date not known prior to settlement of this transaction.
WI/DD	Purchased on a when-issued or delayed delivery basis.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

MDR	Denotes investment is subject to dollar roll transactions.
P/O	Principal only security.
CHF	Swiss Franc
CLP	Chilean Peso
CZK	Czech Koruna
ILS	Israeli Shekel
KRW	South Korean Won
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
SEK	Swedish Krona
ZAR	South African Rand
CLICP	Sinacofi Chile Inter-Bank Rate Average
JIBAR	Johannesburg Inter-Bank Agreed Rate
KRW-CD-KSDA	Korean Won-Certificates of Deposit-Korean Securities Dealers Association
LIBOR-BBA	London Inter-Bank Offered Rate-British Bankers’ Association
NZD-BBR	New Zealand Dollar-Bank Bill Rate
PRIBOR	Prague Inter-Bank Offered Rate
STIBOR	Stockholm Inter-Bank Offered Rate
TELBOR	Tel-Aviv Inter-Bank Offered Rate
WIBOR	Warsaw Inter-Bank Offered Rate

18	Nuveen Investments

Statement of Assets and Liabilities (Unaudited)

January 31, 2011

Assets
Investments, at value (cost $7,382,832)	$7,684,579
Cash denominated in foreign currencies (cost $6,772)	6,966
Unrealized appreciation on:
Credit default swaps	99,087
Forward foreign currency exchange contracts	29,422
Interest rate swaps	26,342
Credit default swaps premiums paid	32,475
Receivables:
Due from broker (net of amounts deemed uncollectable of $11,520)	1,093
From Adviser	16,380
Interest	65,156
Investments sold	99,589
Other assets	56
Total assets	8,061,145
Liabilities
Unrealized depreciation on:
Forward foreign currency exchange contracts	30,870
Interest rate swaps	31,543
Interest rate swaps premiums received	2,305
Credit default swaps premiums received	68,385
Payables:
Dividends	35,634
Investments purchased	2,213,618
Variation margin on futures contracts	4,172
Accrued other expenses	64,771
Total liabilities	2,451,298
Net assets	$5,609,847
Shares outstanding	524,133
Net asset value per share	$10.70
Net Assets Consist of:
Capital paid-in	$5,224,564
Undistributed (Over-distribution of) net investment income	(53,934)
Accumulated net realized gain (loss)	81,749
Net unrealized appreciation (depreciation)	357,468
Net assets	$5,609,847
Authorized shares	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

Nuveen Investments	19

Statement of Operations (Unaudited)

Six Months Ended January 31, 2011

Investment Income	$179,012
Expenses
Shareholders’ servicing agent fees and expenses	48
Custodian’s fees and expenses	25,539
Trustees’ fees and expenses	65
Professional fees	16,107
Shareholders’ reports – printing and mailing expenses	12,605
Federal and state registration fees	9,275
Other expenses	3,825
Total expenses before expense reimbursement	67,464
Expense reimbursement	(67,464)
Net expenses	—
Net investment income (loss)	179,012
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	45,765
Forward foreign currency exchange contracts	20,332
Futures contracts	(116)
Swaps	52,291
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(73,254)
Forward foreign currency exchange contracts	(17,187)
Futures contracts	(65,334)
Swaps	36,284
Net realized and unrealized gain (loss)	(1,219)
Net increase (decrease) in net assets from operations	$177,793

See accompanying notes to financial statements.

20	Nuveen Investments

Statement of Changes in Net Assets (Unaudited)

	Six Months Ended 1/31/11	Year Ended 7/31/10
Operations
Net investment income (loss)	$179,012	$381,549
Net realized gain (loss) from:
Investments and foreign currency	45,765	305,144
Forward foreign currency exchange contracts	20,332	(40,311)
Futures contracts	(116)	119,968
Options written	—	2,016
Swaps	52,291	542,226
Swaptions written	—	(1,409)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(73,254)	112,652
Forward foreign currency exchange contracts	(17,187)	30,154
Futures contracts	(65,334)	1,746
Options written	—	(1,435)
Swaps	36,284	(305,605)
Net increase (decrease) in net assets from operations	177,793	1,146,695
Distributions to Shareholders
From net investment income	(219,870)	(505,683)
From accumulated net realized gains	(521,989)	—
Decrease in net assets from distributions to shareholders	(741,859)	(505,683)
Fund Share Transactions
Proceeds from sale of shares	34,188	35,840
Cost of shares redeemed	(196,452)	(52,020)
Net increase (decrease) in net assets from Fund share transactions	(162,264)	(16,180)
Net increase (decrease) in net assets	(726,330)	624,832
Net assets at the beginning of period	6,336,177	5,711,345
Net assets at the end of period	$5,609,847	$6,336,177
Undistributed (Over-distribution of) net investment income at the end of period	$(53,934)	$(13,076)

See accompanying notes to financial statements.

Nuveen Investments	21

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
2011(g)	$11.75	$.33	$—	$.33	$(.41)	$(.97)	$(1.38)	$10.70	2.88%
2010	10.56	.71	1.42	2.13	(.94)	—	(.94)	11.75	20.88
2009	9.81	1.08	.72	1.80	(.85)	(.20)	(1.05)	10.56	20.12
2008(f)	10.00	.29	(.21)	.08	(.27)	—	(.27)	9.81	.74

22	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Portfolio Turnover Rate(e)
$5,610	2.16	%*	3.57	%*	—	%*	5.72	%*	71%
6,336	2.60		3.75		—		6.34		169
5,711	3.04		8.11		—		11.15		439
5,262	1.16	*	3.60	*	—	**	4.75	*	120

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Excluding dollar roll transactions.
(f)	For the period December 27, 2007 (commencement of operations) through July 31, 2008.
(g)	For the six months ended January 31, 2011.
*	Annualized.
**	Annualized expense ratio rounds to less than .01%.

See accompanying notes to financial statements.

Nuveen Investments	23

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

The Nuveen Managed Accounts Portfolios Trust (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Enhanced Multi-Strategy Income Managed Accounts Portfolio (“Enhanced Multi-Strategy Income”) (the “Fund”), among others. The Trust was organized as a Massachusetts business trust on November 14, 2006.

Effective January 1, 2011, the Fund’s adviser Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”) has changed its name to Nuveen Fund Advisers, Inc. (the “Adviser”). Concurrently, the Adviser formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities. Nuveen Asset Management, LLC now serves as the Fund’s sub-adviser, and the Fund’s portfolio manager has become an employee of Nuveen Asset Management, LLC.

The Fund is developed exclusively for use within Nuveen-sponsored separately managed accounts. The Fund is a specialized Fund to be used in combination with selected individual securities to effectively model institutional-level investment strategies. Certain securities in which the Fund invest are highly speculative. The Fund enables certain Nuveen-sponsored separately managed account investors to achieve greater diversification and return potential than smaller managed accounts might otherwise achieve by using lower quality, higher yielding securities and to gain access to special investment opportunities normally available only to institutional investors.

The Fund’s primary investment objective is total return, with current income as a secondary objective. Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities. The Fund will invest in various types of debt securities, including U.S. Treasury and U.S. agency bonds, U.S. investment grade corporate debt securities, U.S. high yield corporate debt securities, U.S. dollar-denominated non-U.S. government bonds, non-U.S. dollar non-U.S. government bonds, emerging market debt, futures contracts, options, interest rate derivatives, currency forwards, total return swaps, credit default swaps, and other short-term securities. In addition, the Fund may invest a substantial portion of its assets in mortgage-backed securities, including U.S. agency mortgage backed securities and commercial mortgage backed securities. The Fund may also engage in repurchase, reverse repurchase, dollar rolls and forward purchase agreements (these investments will generally be short-term in nature and are primarily used to seek to enhance total return and manage liquidity).

In investing in non-U.S. dollar instruments, the Adviser may elect to hedge the currency exposure through the use of currency forward contracts, futures, and other hedging instruments, including, but not limited to, options, interest rate and total return swaps, and similar instruments.

The Fund may invest up to 50% of its net assets in securities that are rated below investment grade or securities that are unrated but deemed by the Adviser to be of equivalent quality, which includes U.S. and non-U.S. high yield corporate bonds and securities. The Fund may invest up to 25% of its net assets in the debt of non-U.S. issuers, including up to 25% of its net assets in obligations of non-U.S. entities that are located in emerging markets. These limits apply only at the time of any specific new investments.

The Adviser expects the average credit quality of the Fund to be rated between A and AA. Under normal market conditions, the Adviser expects the Fund to maintain an intermediate term average duration, which will generally fall within four to seven years.

The Fund may use a variety of investment techniques to seek to hedge or help protect against declines in portfolio value due to its exposure to interest rate movements, movements in the securities markets and non-U.S. currency exposure. These techniques include the use of derivative instruments, such as interest rate swap transactions, futures contracts, options on futures and non-U.S. exchange transactions on a cash or forward basis, and credit default swaps.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Significant Accounting Policies

Investment Valuation

Prices of fixed-income securities, forward foreign currency exchange contracts and credit default and interest rate swaps are provided by a pricing service approved by the Fund’s Board of Trustees. These securities are generally classified as Level 2. Prices of fixed-income securities are based on the mean between the bid and asked price. When price quotes are not readily available for fixed income securities, forward foreign currency exchange contracts and credit default and interest rate swaps, the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value of the Fund’s shares may be affected by changes in the value of currencies in relation

24	Nuveen Investments

to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

The value of exchange-traded options are based on the mean of the bid and ask prices. Futures contracts are valued using the closing settlement price. Exchange-traded options and futures contracts are generally classified as Level 1. Options traded in the over-the-counter market are valued using market implied volatilities and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At January 31, 2011, the Fund had outstanding when-issued/delayed delivery purchase commitments of $2,203,750.

Investment Income

Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

The Fund declares dividends from net investment income daily and pays shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Fund’s transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Dollar Roll Transactions

The Fund is authorized to enter into dollar roll transactions (“dollar rolls”) in which the Fund purchases or sells mortgage-backed securities (“MBS”) for delivery in the future and simultaneously contracts to sell or repurchase a substantially similar (same type, coupon, and maturity) MBS on a different specified future date. Dollar rolls are identified in the Portfolio of Investments as “MDR”,

Nuveen Investments	25

Notes to Financial Statements (Unaudited) (continued)

when applicable. During the roll period, the Fund foregoes principal and interest paid on the MBS. The Fund is compensated by fee income or the difference between the current sales price and the lower forward price for the future purchase. Such compensation is amortized over the life of the dollar rolls and is recognized as a component of “Investment Income” on the Statement of Operations. Dollar rolls are valued daily. The Fund entered into dollar roll transactions during the six months ended January 31, 2011.

Dollar rolls involve the risk that the market value of the MBS the Fund is obligated to repurchase under an agreement may decline below the repurchase price. These transactions also involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Foreign Currency Transactions

The Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forwards, futures, options and swap contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign exchange contracts, options written, swaps, and swaptions written are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change of unrealized appreciation (depreciation) from investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, options written, swaps and swaptions written are recognized as a component of “Change in net unrealized appreciation (deprecation) of forward foreign currency exchange contracts, options written, swaps and swaptions written, respectively,” on the Statement of Operations, when applicable.

Forward Foreign Currency Exchange Contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives and is authorized to enter into forward foreign currency exchange contracts in an attempt to manage such risk under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the Adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency. Forward foreign currency exchange contracts are valued daily at the forward rate and are recognized as a component of “Unrealized appreciation or depreciation on forward foreign currency exchange contracts” on the Statement of Assets and Liabilities. The change in value of the contracts during the fiscal period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, the Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of “Net realized gain (loss) from forward foreign currency exchange contracts” on the Statement of Operations.

Forward foreign currency exchange contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected on the Statement of Assets and Liabilities. Forward foreign currency contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason.

26	Nuveen Investments

During the six months ended January 31, 2011, the Fund was invested in forward foreign currency exchange contracts in a variety of currencies, with settlements ranging from one to three months. Some of these contracts are positioned to benefit if the foreign currencies in the contracts strengthen with respect to the U.S. dollar, while others are positioned to benefit if the foreign currencies weaken with respect to the U.S. dollar, based on analysis indicating whether currencies were relatively high or low compared to future expectations.

The average number of forward foreign currency exchange contracts outstanding during the six months ended January 31, 2011, was as follows:

Average number of forward foreign currency exchange contracts outstanding*	14
*	The average number of outstanding contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on forward foreign currency exchange contract activity.

Futures Contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in attempt to manage such risk. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recorded as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract and is recognized as “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into and is recognized as “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the six months ended January 31, 2011, the Fund was invested in two-month U.S. Treasury note and bond futures contracts designed to benefit if interest rates at the ten year point of the yield curve rose more than rates at the two and thirty year points.

The average number of futures contracts outstanding during the six months ended January 31, 2011, was as follows:

Average number of futures contracts outstanding*	17
*	The average number of outstanding contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on futures contract activity.

Options Transactions

The Fund is subject to foreign currency risk and interest rate risk in the normal course of pursuing its investment objectives and is authorized to purchase and write (sell) call and put options on securities, futures, swaps (“swaptions”) or currencies in an attempt to manage such risk. The purchase of options and/or swaptions involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options and/or swaptions is limited to the premium paid. The counterparty credit risk of purchasing options and/or swaptions, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When the Fund purchases an option and/or swaption, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options and/or Swaptions purchased, at value” on the Statement of Assets and Liabilities. When the Fund writes an option and/or swaption, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options and/or Swaptions written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option and/or swaption until the option and/or swaption is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options and/or swaptions purchased during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of Options and/or Swaptions purchased” on the Statement of Operations. The changes in the value of options and/or swaptions written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of Options and/or Swaptions written” on the Statement of Operations. When an option and/or swaption is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from Options and/or Swaptions purchased and/or written” on the Statement of Operations. The Fund, as a writer of an option and/or swaption has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option and/or swaption. There is

Nuveen Investments	27

Notes to Financial Statements (Unaudited) (continued)

also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund did not purchase or write options or swaptions during the six months ended January 31, 2011.

Swap Contracts

The Fund is authorized to enter into swap contracts consistent with its investment objectives and policies to reduce increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and policies in an attempt to obtain a desired return at a lower cost than if the Fund had invested directly in the asset that yielded the desired return. In connection with these contracts, securities in the Fund’s portfolio of investments may be identified as collateral in accordance with the terms of the respective swap contract. Interest rate swap contracts involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (i.e., an exchange of floating rate payments for fixed rate payments with respect to a specified notional amount of principal). Interest rate swap contracts are valued daily. The Fund accrues daily the periodic payments expected to be paid and received on each interest rate swap contract and recognize the daily change in the market value of the Fund’s contractual rights and obligations under the contracts. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. Income received or paid by the Fund is recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gains and losses recognized upon the termination of a interest rate swap contract and are equal to the difference between the Fund’s basis in the interest rate swap and the proceeds from (or cost of) the closing transaction. The amount of the payment obligation is based on the notional amount of the interest rate swap contract. Payments received or made at the beginning of the measurement period are recognized as a component of “Interest rate swap premiums paid and/or received” on the Statement of Assets and Liabilities. For tax purposes, periodic payments are treated as ordinary income or expense.

During the six months ended January 31, 2011, the Fund was invested in interest rate swap contracts in a variety of currencies, with maturities ranging from three to ten years, some positioned to benefit if rates rise, others positioned to benefit if rates fall in the underlying country, based on analysis indicating whether rates were relatively high or low compared to future expectations.

The average number of interest rate swap contracts outstanding during the six months ended January 31, 2011, was as follows:

Average number of interest rate swap contracts outstanding*	16
*	The average number of outstanding contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. As a purchaser of a credit default swap contract, the Fund pays to the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily and recognized with the daily change in the market value of the contract as a component of “Unrealized appreciation or depreciation on credit default swaps” on the Statement of Assets and Liabilities and is recorded as a realized loss upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund is obligated to deliver that security, or an equivalent amount of cash, to the counterparty in exchange for receipt of the notional amount from the counterparty. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain. Payments received or made at the beginning of the measurement period are recognized as a component of “Credit default swap premiums paid and/or received” on the Statement of Assets and Liabilities. As a seller of a credit default swap contract, the Fund generally receives from the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily as a component of unrealized appreciation or depreciation and is recorded as a realized gain upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received and the notional amount paid is recorded as a realized loss. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps”, and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations. The maximum potential amount of future payments the Fund could incur as a seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the six months ended January 31, 2011, the Fund was invested in credit default swap index positions that earn spread income in exchange for taking the credit default risk of broad investment grade and high yield credit default swap indices.

28	Nuveen Investments

The average notional amount of credit default swap contracts outstanding during the six months ended January 31, 2011, was as follows:

Average notional amount of credit default swap contracts outstanding*	$3,365,333
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on swap contract activity.

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose the Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearing house, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities

The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the fair value of the Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Nuveen Investments	29

Notes to Financial Statements (Unaudited) (continued)

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the Fund’s fair value measurements as of January 31, 2011:

	Level 1	Level 2	Level 3	Total
Investments:
Corporate Bonds	$—	$2,891,979	$20,900	$2,912,879
Convertible Bonds	—	5,100	—	5,100
Asset-Backed and Mortgage-Backed Securities	—	3,907,296	—	3,907,296
U.S. Government and Agency Obligations	—	338,085	—	338,085
Sovereign Debt	—	150,728	—	150,728
Short-Term Investments	—	370,491	—	370,491
Derivatives:
Forward Foreign Currency Exchange Contracts*	—	(1,448)	—	(1,448)
Interest Rate Swaps*	—	(5,201)	—	(5,201)
Credit Default Swaps*	—	99,087	—	99,087
Futures Contracts*	(34,887)	—	—	(34,887)
Total	$(34,887)	$7,756,117	$20,900	$7,742,130
*	Represents net unrealized appreciation (depreciation).

The following is a reconciliation of the Fund’s Level 3 investments held at the beginning and end of the measurement period:

	Level 3 Corporate Bonds	Level 3 Interest Rate Swaps*	Level 3 Total
Balance at the beginning of period	$—	$3,230	$3,230
Gains (losses):
Net realized gains (losses)	—	4,431	4,431
Net change in unrealized appreciation (depreciation)	900	(3,230)	(2,330)
Purchases at cost	20,000	385,214	405,214
Sales at proceeds	—	(389,645)	(389,645)
Net discounts (premiums)	—	—	—
Transfers in to	—	—	—
Transfers out of	—	—	—
Balance at the end of period	$20,900	$—	$20,900
Net change in unrealized appreciation (depreciation) during the period of Level 3 securities held as of January 31, 2011.	$900	$—	$900
*	Represents net unrealized appreciation (depreciation).

During the period ended January 31, 2011, the Fund recognized no significant transfers to/from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following table presents the fair value of all derivative instruments held by the Fund as of January 31, 2011, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Foreign Currency Exchange Rate	Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$29,422	Unrealized depreciation on forward foreign currency exchange contracts	$30,870
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	251	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	35,138
Interest Rate	Swaps	Unrealized appreciation on interest rate swaps**	26,342	Unrealized depreciation on interest rate swaps**	$31,543
Credit	Swaps	Unrealized appreciation on credit default swaps**	99,087	Unrealized depreciation on credit default swaps**	—
Total			$155,102		$97,551

30	Nuveen Investments

*	Value represents cumulative unrealized appreciation (depreciation) of futures contracts as reported on the Portfolio of Investments and not the deposits with brokers, if any, or the receivable or payable for variation margin on futures contracts presented on the Statement of Assets and Liabilities.
**	Value represents cumulative unrealized appreciation (depreciation) of swap contracts as reported on the Portfolio of Investments. Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities but is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended January 31, 2011, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Forward Foreign Currency Exchange Contracts
Risk Exposure
Foreign Currency Exchange Rate	$20,332

Net Realized Gain (Loss) from Futures Contracts
Risk Exposure
Interest Rate	$(116)

Net Realized Gain (Loss) from Swaps
Risk Exposure
Interest Rate	$29,913
Credit	22,378
Total	$52,291

Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Exchange Contracts
Risk Exposure
Foreign Currency Exchange Rate	$(17,187)

Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Risk Exposure
Interest Rate	$(65,334)

Change in Net Unrealized Appreciation (Depreciation) of Swaps
Risk Exposure
Interest Rate	$(12,324)
Credit	48,608
Total	$36,284

4. Fund Shares

Transactions in Fund shares were as follows:

	Six Months Ended 1/31/11		Year Ended 7/31/10
	Shares	Amount	Shares	Amount
Shares sold	3,112	$34,188	3,214	$35,840
Shares redeemed	(18,162)	(196,452)	(4,735)	(52,020)
Net Increase (Decrease)	(15,050)	$(162,264)	(1,521)	$(16,180)

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments, derivative and dollar roll transactions) for the six months ended January 31, 2011, were as follows:

Purchases:
Investment securities	$7,666,689
U.S. Government and agency obligations	272,724
Sales and maturities:
Investment securities	5,269,730
U.S. Government and agency obligations	294,017

Nuveen Investments	31

Notes to Financial Statements (Unaudited) (continued)

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of foreign currency transaction gains and losses, amortization of premium and timing and character differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At January 31, 2011, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$7,390,482
Gross unrealized:
Appreciation	299,955
Depreciation	(5,858)
Net unrealized appreciation (depreciation) of investments	$294,097

Permanent differences, primarily due to federal taxes paid, net operating losses, return of capital distributions, treatment of notional principal contracts and foreign currency reclassifications resulted in reclassifications among the Fund’s components of net assets at July 31, 2010, the Fund’s last tax year-end, as follows:

Capital paid-in	$(2,457)
Undistributed (Over–distribution of) net investment income	48,592
Accumulated net realized gain (loss)	(46,135)

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2010, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income*	$243,179
Undistributed net long-term capital gains	322,950
*	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared during the period July 1, 2010 through July 31, 2010 and paid on August 2, 2010. Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s last tax year ended July 31, 2010, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income*	$522,477
Distributions from net long-term capital gains	—
Return of capital	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The Fund has elected to defer net realized losses from investments incurred from November 1, 2009 through July 31, 2010, the Fund’s last tax year end, (“post-October losses”) in accordance with federal income tax regulations. The following post-October losses are treated as having arisen on the first day of the current fiscal year:

Post-October currency losses	$7,893

7. Management Fees and Other Transactions with Affiliates

The Adviser does not charge any investment advisory or administrative fees directly to the Fund. The Adviser has also agreed irrevocably during the existence of the Fund to waive all fees and pay or reimburse all expenses of the Fund (other than interest expense, taxes, fees incurred in acquiring and disposing of investment portfolio securities and extraordinary expenses). The Adviser is compensated for its services to the Fund from the fee charged at the separately managed account level.

At January 31, 2011, Nuveen owned 500,000 shares of the Fund.

32	Nuveen Investments

Board Approval of Sub-Advisory Arrangement (Unaudited )

At a meeting held on May 25-26, 2010 (the “May Meeting”), the Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including a majority of the Board Members who are not parties to the advisory agreements or “interested persons” of any parties (the “Independent Board Members”), considered and approved the advisory agreement (the “Advisory Agreement”) between the Fund and Nuveen Asset Management (“NAM”). Since the May Meeting, Nuveen has engaged in an internal restructuring (the “Restructuring”) pursuant to which the portfolio management services provided by NAM to the Fund were transferred to Nuveen Asset Management, LLC (“NAM LLC”), a newly-organized wholly-owned subsidiary of NAM and NAM changed its name to Nuveen Fund Advisors, Inc. (“NFA”). NAM, under its new name NFA, continues to serve as investment adviser to the Fund and, in that capacity, will continue to provide various oversight, administrative, compliance and other services. To effectuate the foregoing, NFA entered into a sub-advisory agreement with NAM LLC on behalf of the Fund (the “Sub-Advisory Agreement”). Under the Sub-Advisory Agreement, NAM LLC, subject to the oversight of NFA and the Board, will furnish an investment program, make investment decisions for, and place all orders for the purchase and sale of securities for the portion of the Fund’s investment portfolio allocated to it by NFA. NFA and NAM LLC do not anticipate any reduction in the nature or level of services provided to the Fund following the Restructuring. The personnel of NFA who engaged in portfolio management activities prior to the spinoff of NAM LLC are not expected to materially change as a result of the spinoff. In addition, the Independent Board Members recognized at the May Meeting that the Fund, which is sold via separately managed accounts, does not pay a management fee, and this has not changed. In light of the foregoing, at a meeting held on November 16-18, 2010, the Board Members, including a majority of the Independent Board Members, approved the Sub-Advisory Agreement on behalf of the Fund. Given that the Restructuring was not expected to reduce the level or nature of services provided or change the fee arrangement of the Fund, the factors considered and determinations made at the May Meeting in approving the Advisory Agreement were equally applicable to the approval of the Sub-Advisory Agreement. For a discussion of these considerations, please see the shareholder report of the Fund that was first issued after the May Meeting for the period including May 2010.

Nuveen Investments	33

Glossary of Terms Used in this Report

Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Collateralized Debt Obligations (CDOs): Collateralized debt obligations are a type of asset-backed security constructed from a portfolio of fixed-income assets. CDOs usually are divided into different tranches having different ratings and paying different interest rates. Losses, if any, are applied in reverse order of seniority and so junior tranches generally offer higher coupons to compensate for added default risk.

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund’s yield that accounts for the future amortization of premiums or accretion of discounts of bonds held in the Fund’s portfolio.

34	Nuveen Investments

Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	35

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $197 billion of assets as of December 31, 2010.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready — no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-EIMAP-0111P

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Managed Accounts Portfolios Trust

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date April 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date April 8, 2011

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date April 8, 2011